 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 9, 1997

                                                SECURITIES ACT FILE NO. 33-54005
                                        INVESTMENT COMPANY ACT FILE NO. 811-7183

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             [X]
                          PRE-EFFECTIVE AMENDMENT NO.
                                                                             [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 6
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [_]

                              AMENDMENT NO. 8                                [X]
                        (Check appropriate box or boxes)
                     MERRILL LYNCH ASSET GROWTH FUND, INC.
          (formerly Merrill Lynch Asset Allocation Growth Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
               (Address of Principal Executive Office) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                     MERRILL LYNCH ASSET GROWTH FUND, INC.
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)
                               ----------------

                                   Copies to:

      COUNSEL FOR THE COMPANY:                  PHILIP L. KIRSTEIN, ESQ.
    LEONARD B. MACKEY, JR., ESQ.                   MERRILL LYNCH ASSET
          ROGERS & WELLS                              MANAGEMENT L.P.
         200 PARK AVENUE                               P.O. BOX 9011
      NEW YORK, NEW YORK 10166                 PRINCETON, N.J. 08543-9011

                               ----------------

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                  [X] immediately upon filing pursuant to paragraph (b)

                  [_] on (date) pursuant to paragraph (b)

                  [_] 60 days after filing pursuant to paragraph (a)(1)

                  [_] on (date) pursuant to paragraph (a)(1)

                  [_] 75 days after filing pursuant to paragraph (a)(2)

                  [_] on (date) pursuant to paragraph (a)(2) of rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ----------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS D SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON OCTOBER 10, 1997.

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PART A.  ITEM NOS. 1-9

  There is hereby incorporated by reference the information contained in Post-Effective Amendment No. 5 to the Fund's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 26, 1996 (File Nos. 33-54005 and 811-7183).

PART B.  ITEM NOS. 10-23

  There is hereby incorporated by reference the information contained in Post-Effective Amendment No. 5 to the Fund's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 26, 1996 (File Nos. 33-54005 and 811-7183).

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                               ----------------

  This post-effective amendment consists of this page, Part C of this Registration Statement and a signature page.

                     MERRILL LYNCH ASSET GROWTH FUND, INC.
                      REGISTRATION STATEMENT ON FORM N-1A

                               ----------------

                             CROSS REFERENCE SHEET

 N-
 1A ITEM NO.                                               LOCATION
 -----------                                               --------
PART A
    Item 1.  Cover Page..................   Cover Page
    Item 2.  Synopsis....................   Fee Table
    Item 3.  Financial Highlights........   Not Applicable
    Item 4.  General Description of         Investment Objective and Policies;
              Registrant.................    Additional Information
    Item 5.  Management of the Fund......   Fee Table; Management of the Fund;
                                             Inside Back Cover Page
    Item 5A. Management's Discussion of
              Fund Performance...........   Not Applicable
    Item 6.  Capital Stock and Other
              Securities.................   Cover Page; Additional Information
    Item 7.  Purchase of Securities Being   Cover Page; Merrill Lynch Select
              Offered....................    Pricing SM System; Shareholder
                                             Services; Purchase of Shares
    Item 8.  Redemption or Repurchase....   Fee Table; Merrill Lynch Select
                                             Pricing SM System; Shareholder
                                             Services; Purchase of Shares;
                                             Redemption of Shares
    Item 9.  Pending Legal Proceedings...   Not Applicable

PART B

    Item 10. Cover Page..................   Cover Page
    Item 11. Table of Contents...........   Back Cover Page
    Item 12. General Information and
              History....................   Not Applicable
    Item 13. Investment Objectives and
              Policies...................   Investment Objective and Policies
    Item 14. Management of the Fund......   Management of the Fund
    Item 15. Control Persons and
              Principal Holders of
              Securities.................   Management of the Fund
    Item 16. Investment Advisory and        Management of the Fund, Purchase of
              Other Services.............    Shares; General Information
    Item 17. Brokerage Allocation and
              Other Practices............   Portfolio Transactions and Brokerage
    Item 18. Capital Stock and Other
              Securities.................   General Information
    Item 19. Purchase, Redemption and
              Pricing of Securities being   Purchase of Shares; Redemption of
              Offered....................    Shares; Determination of Net Asset
                                             Value; Shareholder Services; General
                                             Information
    Item 20. Tax Status..................   Dividends and Distributions; Taxes
    Item 21. Underwriters................   Purchase of Shares
    Item 22. Calculation of Performance
              Data.......................   Performance Data
    Item 23. Financial Statements........   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

DECEMBER 9, 1997

                     MERRILL LYNCH ASSET GROWTH FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011--PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Asset Growth Fund, Inc. (the "Fund") is a non-diversified mutual fund that seeks high total investment return, consistent with prudent risk, through an investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. Under normal conditions, at least 65%, and as much as all, of the Fund's total assets will be invested in U.S. and foreign equity securities. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk. Investments on an international basis involve certain risks and special considerations. See "Risk Factors and Special Considerations."

  For more information on the Fund's investment objective and policies please see "Investment Objective and Policies" on page 11.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50 except that for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

THESE  SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES  AND
 EXCHANGE  COMMISSION NOR HAS  THE SECURITIES  AND EXCHANGE COMMISSION  PASSED
  UPON  THE ACCURACY OR  ADEQUACY OF THIS  PROSPECTUS. ANY REPRESENTATION  TO
   THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated December 9, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

              MERRILL LYNCH ASSET MANAGEMENT, L.P. -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows.

                         CLASS A(a)           CLASS B(b)             CLASS C    CLASS D
                         ----------           ----------             -------    -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    5.25%(c)             None                  None      5.25%(c)
 Sales Charge Imposed
  on Dividend
  Reinvestments.........    None                 None                  None      None
 Deferred Sales Charge
  (as a percentage of
  original purchase         None(d)     4.0% during the first      1.0% for one None(d)
  price or redemption                   year, decreasing 1.0%        year(f)
  proceeds, whichever                annually thereafter to 0.0%
  is lower).............                after the fourth year
 Exchange Fee...........    None               None(e)                 None      None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
 Investment Advisory
  Fees(g)...............    0.75%                0.75%                 0.75%     0.75%
 12b-1 Fees(h):
   Account Maintenance
    Fees................    None                 0.25%                 0.25%     0.25%
   Distribution Fees....    None                 0.75%                 0.75%     None
                                      (Class B shares convert to
                                     Class D shares automatically
                                      after approximately eight
                                        years and cease being
                                     subject to distribution fees)
   OTHER EXPENSES:
    Custodial Fees......    0.21%                0.21%                 0.21%     0.21%
    Shareholder
     Servicing Costs(i).    0.26%                0.29%                 0.31%     0.27%
    Other...............    2.39%                2.42%                 2.41%     2.44%
                            ----                 ----                  ----      ----
     Total Other Ex-
      penses............    2.86%                2.92%                 2.93%     2.92%
                            ----                 ----                  ----      ----
   Total Fund Operating
    Expenses(j).........    3.61%                4.67%                 4.68%     3.92%
                            ====                 ====                  ====      ====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 30 and "Shareholder Services--Fee-Based Programs"--page 41.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 32.

(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D shares"-- page 30.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% if redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee Based Programs"--page 41.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee Based Program"--page 41.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee Based Programs"--page 41.

(g) See "Management of the Fund--Management and Advisory Arrangements"--page
    25.

(h) See "Purchases of Shares--Distribution Plans"--page 35.

(i) See "Management of the Fund--Transfer Agency Services"--page 27.

(j) For the fiscal year ended August 31, 1997, Merrill Lynch Assets Management, L.P. ("MLAM"), voluntarily reimbursed the Fund for all management fees. Additionally, MLAM voluntarily reimbursed the Fund (exclusive of Rule 12b-1 fees) for a portion of other expenses. As MLAM may discontinue its waiver of such fees, the table above has been restated to assume the absence of any such waiver. During the fiscal year ended August 31, 1997, MLAM waived management fees and reimbursement expenses totaling 0.82% for Class A shares 0.83% for Class B shares, 0.82% for Class C shares and 0.87% for Class D shares after which the Fund's total expense ratio was 2.79% for Class A shares, 3.84% for Class B shares, 3.86% for Class C shares and 3.05% for Class D shares.

EXAMPLE:

                           CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                           ----------------------------------------------------
                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
                           ----------   -----------   -----------   -----------
An investor would pay the
 following expenses on a
 $1,000 investment
 including the maximum
 $40.00 initial sales
 charge (Class A and
 Class D shares only) and
 assuming (1) the Total
 Fund Operating Expenses
 for each class set forth
 on page 2; (2) a 5%
 annual return throughout
 the periods; and (3)
 redemption at the end of
 the period: (including
 any applicable CDSC for
 Class B and Class C
 shares):
 Class A.................   $       87   $       157   $       230    $       419
 Class B.................   $       87   $       161   $       235    $       460*
 Class C.................   $       57   $       141   $       236    $       476
 Class D.................   $       90   $       166   $       243    $       445
An investor would pay the
 following expenses on
 the same $1,000
 investment assuming no
 redemption at the end of
 the period:
 Class A.................   $       87   $       157   $       230    $       419
 Class B.................   $       47   $       141   $       235    $       460*
 Class C.................   $       47   $       141   $       236    $       476
 Class D.................   $       90   $       166   $       243    $       445

--------
 * Assumes conversion to Class D Shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                     MERRILL LYNCH SELECT PRICINGSM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM" or the "Manager"). Funds advised by MLAM or FAM that use the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class

B and Class C shares of the Fund, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares of the Fund are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION
  CLASS           SALES CHARGE(1)            FEE         FEE            CONVERSION FEATURE
-------------------------------------------------------------------------------------------------
    A           Maximum 5.25% initial          No           No                    No
               sales charge(2),(3)
-------------------------------------------------------------------------------------------------
    B       CDSC for a period of 4 years,     0.25%        0.75%     B shares convert to D shares
            at a rate of 4.0% during the                                  automatically after
             first year, decreasing 1.0%                                     approximately
                annually to 0.0%(4)                                        eight years(5)
-------------------------------------------------------------------------------------------------
    C        1.0% CDSC for one year(6)      0.25%        0.75%                    No
-------------------------------------------------------------------------------------------------
    D        Maximum 5.25% initial sales      0.25%         No                    No
                     charge(3)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSC are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain Fee-Based Programs. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include participants in certain fee-based programs. In addi-tion, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsid-iaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to mem-bers of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25%, is reduced for purchases of $25,000 and over and waived for purchases by participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are re-deemed within one year after purchase. Such CDSC may be waived in con-nection with certain fee-based programs. Sales charges also are re-duced under a right of accumulation that takes into account the in-vestor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class B Shares, an ongo-ing distribution fee of 0.75% of the Fund's average net assets attrib-utable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribu-tion fee. Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automati-cally after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the ex-change will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. Auto-matic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the im-position of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through rein-vestment of dividends on Class B shares also will convert automati-cally to Class D shares. The conversion period for dividend reinvest-ment shares, and the conversion and holding periods for certain re-tirement plans are modified as described under "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Con-version of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75%, of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Al-though Class C shares are subject to a CDSC for only one year (as com-pared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by certain retirement plans and participants in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under the investor's particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares of the Fund should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares of the Fund. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares of the Fund, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares of the Fund may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares of the Fund may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count towards a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares of the Fund provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternative may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares of the Fund are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B and Class C shares of the Fund. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares of the Fund if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares of the Fund should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares of the Fund. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders of the Fund are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in connection with the annual audits of the Financial Statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended August 31, 1997, and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

                                   CLASS A                       CLASS B
                          --------------------------    ---------------------------
                                            FOR THE                        FOR THE
                          FOR THE  FOR THE   PERIOD     FOR THE   FOR THE   PERIOD
                            YEAR     YEAR   SEPT. 2,      YEAR      YEAR   SEPT. 2,
                           ENDED    ENDED   1994+ TO     ENDED     ENDED   1994+ TO
                          AUG. 31, AUG. 31, AUG. 31,    AUG. 31,  AUG. 31, AUG. 31,
                           1997@     1996     1995       1997@      1996     1995
                          -------- -------- --------    --------  -------- --------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....   $10.13   $ 9.90   $10.00      $10.09    $ 9.83  $ 10.00
                           ------   ------   ------      ------    ------  -------
Investment income
 (loss)--net............      .01      .12      .16        (.11)      .01      .05
Realized and unrealized
 gain (loss) on
 investments and foreign
 currency transactions--
 net....................     2.30      .34     (.22)       2.30       .35     (.21)
                           ------   ------   ------      ------    ------  -------
Total from investment
 operations.............     2.31      .46     (.06)       2.19       .36     (.16)
                           ------   ------   ------      ------    ------  -------
LESS DIVIDENDS:
Investment income--net..     (.01)    (.16)    (.04)        -- @@    (.07)    (.01)
In excess of investment
 income--net............     (.15)    (.07)      --        (.08)     (.03)      --
                           ------   ------   ------      ------    ------  -------
Total dividends.........     (.16)    (.23)    (.04)       (.08)     (.10)    (.01)
                           ------   ------   ------      ------    ------  -------
Net asset value, end of
 period.................   $12.28   $10.13   $ 9.90      $12.20    $10.09  $  9.83
                           ======   ======   ======      ======    ======  =======
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............    23.06%    4.71%    (.59)%++   21.81%     3.65%   (1.60)%++
                           ======   ======   ======      ======    ======  =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement..........     2.79%    2.47%    2.47%*      3.84%     3.50%    3.50%*
                           ======   ======   ======      ======    ======  =======
Expenses................     3.61%    3.75%    3.31%*      4.67%     4.78%    4.37%*
                           ======   ======   ======      ======    ======  =======
Investment income
 (loss)--net............      .13%    1.16%    1.46%*      (.94)%     .13%     .43%*
                           ======   ======   ======      ======    ======  =======
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..   $1,803   $1,352   $1,677      $8,403    $8,141  $11,835
                           ======   ======   ======      ======    ======  =======
Portfolio turnover......   128.28%  120.43%   42.50%     128.28%   120.43%   42.50%
                           ======   ======   ======      ======    ======  =======
Average commission rate
 paid+++................   $.0215   $.0184       --      $.0215    $.0184       --
                           ======   ======   ======      ======    ======  =======

--------

*  Annualized.
** Total investment returns exclude the effects of sales loads.

+  Commencement of operations.

++ Aggregate total investment return.

+++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

@  Based on average shares outstanding during the year.

@@ Amount is less than $.01 per share.

                                   CLASS C                          CLASS D
                          -----------------------------    --------------------------
                                               FOR THE                       FOR THE
                          FOR THE     FOR THE   PERIOD     FOR THE  FOR THE   PERIOD
                            YEAR        YEAR   OCT. 21,      YEAR     YEAR   OCT. 21,
                           ENDED       ENDED   1994+ TO     ENDED    ENDED   1994+ TO
                          AUG. 31,    AUG. 31, AUG. 31,    AUG. 31, AUG. 31, AUG. 31,
                           1997@        1996     1995       1997@     1996     1995
                          --------    -------- --------    -------- -------- --------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....   $10.05      $ 9.82   $9.85       $10.11   $ 9.88   $ 9.86
                           ------      ------   -----       ------   ------   ------
Investment income
 (loss)--net............     (.11)       (.04)    .04         (.02)     .08      .10
Realized and unrealized
 gain (loss) on
 investments and foreign
 currency transactions--
 net....................     2.28         .39    (.05)        2.30      .36     (.04)
                           ------      ------   -----       ------   ------   ------
Total from investment
 operations.............     2.17         .35    (.01)        2.28      .44      .06
                           ------      ------   -----       ------   ------   ------
LESS DIVIDENDS:
Investment income--net..      -- @@      (.08)   (.02)        (.01)    (.15)    (.04)
In excess of investment
 income--net............     (.09)       (.04)     --         (.10)    (.06)      --
                           ------      ------   -----       ------   ------   ------
Total dividends.........     (.09)       (.12)   (.02)        (.11)    (.21)    (.04)
                           ------      ------   -----       ------   ------   ------
Net asset value, end of
 period.................   $12.13      $10.05   $9.82       $12.28   $10.11   $ 9.88
                           ======      ======   =====       ======   ======   ======
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............    21.71%       3.61%   (.05)%++    22.66%    4.51%     .59%++
                           ======      ======   =====       ======   ======   ======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement..........     3.86%       3.52%   3.51%*       3.05%    2.72%    2.75%*
                           ======      ======   =====       ======   ======   ======
Expenses................     4.68%       4.81%   4.58%*       3.92%    4.00%    4.32%*
                           ======      ======   =====       ======   ======   ======
Investment income
 (loss)--net............     (.94)%       .09%    .51%*      (.21)%     .93%    1.43%*
                           ======      ======   =====       ======   ======   ======
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..   $  572      $  438   $ 735       $  564   $1,313   $1,697
                           ======      ======   =====       ======   ======   ======
Portfolio turnover......   128.28%     120.43%  42.50%      128.28%  120.43%   42.50%
                           ======      ======   =====       ======   ======   ======
Average commission rate
 paid++.................   $.0215      $.0184      --       $.0215   $.0184       --
                           ======      ======   =====       ======   ======   ======

--------

* Annualized.

** Total investment returns exclude the effects of sales loads.

+ Commencement of operations.

++ Aggregate total investment return.

+++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

@Based on average shares outstanding during the year.

@@Amount is less than $.01 per share.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Suitability. The economic benefit from an investment in the Fund depends on many factors beyond the control of the Fund, the Manager and its affiliates. Because it is a global fund, the Fund should be considered as a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in global markets including the risk of a loss of principal.

  As a global fund, the Fund may invest in U.S. and foreign securities. The foreign securities in which the Fund may invest are not limited to securities of issuers in developed countries or economies and may include securities of issuers in less developed or emerging market economies. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in those currencies and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. Subject to certain limitations, investors will be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities in foreign corporations and certain other conditions are met. However, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. See "Additional Information--Taxes." Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the U.S.

  The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because the expenses of the Fund, such as custodial costs, are higher.

  The Fund may engage in various portfolio strategies to seek to increase its return through the use of covered options on portfolio securities and to hedge its portfolio against movements in the securities markets and exchange rates between currencies by the use of derivatives, such as options, futures and options thereon. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in value of the hedged position, it will also tend to limit any potential gain to the Fund that might result from an increase in value of the hedged position and, to the extent that the Manager's views as to certain market movements is incorrect, the use of hedging could result in losses greater than if no hedging had been used. See "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures."

  Certain derivative securities in which the Fund may invest, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. See "Investment Objective and Policies--Other Investment Policies and Practices--Derivative Securities."

  The Fund has established no rating criteria for the fixed income securities in which it may invest. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase securities that are in default.

  The net asset value of the Fund's shares, to the extent the Fund invests in fixed income securities, will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.

  As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high total investment return, consistent with prudent risk, through an investment policy utilizing United States and foreign equity, debt and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. This objective is a fundamental policy which the Fund may not change without a vote of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's investment objective will be achieved. Under normal conditions, at least 65%, and as much as all, of the Fund's total assets will be invested in equity securities.The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk, as described under "Portfolio Strategies Involving Options and Futures" below.

  The Fund invests in a portfolio of U.S. and foreign equity, debt and money market securities. The composition of the portfolio among these securities and markets are varied from time to time by the Fund's Manager in response to changing market and economic trends. This investment approach provides the Fund with the opportunity to benefit from anticipated shifts in the relative performance of different types of securities and different capital markets. For example, at times the Fund may emphasize investments in equity securities in anticipation of significant advances in stock markets and at times may emphasize debt securities in anticipation of significant declines in interest rates. Similarly, the Fund may emphasize foreign markets in its security selection when such markets are expected to outperform, in U.S. dollar terms, the U.S. markets. The Fund will seek to identify longer-term structural or cyclical changes in the various economies and markets of the world which are expected to benefit certain capital markets and certain securities in those markets to a greater extent than other investment opportunities.

  In determining the allocation of assets among capital markets, the Manager considers, among other factors, the relative valuation, condition and growth potential of the various economies, including current and anticipated changes in the rates of economic growth, rates of inflation, corporate profits, capital reinvestment, resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other pertinent financial, social and political factors which may affect such markets. In allocating among equity, debt and money market securities within each market, the Manager also considers the relative opportunity for capital appreciation of equity and debt securities, dividend yields, and the level of interest rates paid on debt securities of various maturities.

  In selecting securities denominated in foreign currencies, the Manager considers, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Fund of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Manager may seek to hedge all or a portion of the Fund's foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon. See "Portfolio Strategies Involving Options and Futures" below.

  While there are no prescribed limits on the geographical allocation of the Fund's assets, the Manager anticipates that it will invest primarily in the securities of corporate and governmental issuers domiciled or located in the U.S., Canada, Western Europe and the Far East. In addition, the Manager anticipates that a portion of the Fund's assets normally will be invested in the U.S. securities markets and three other major capital markets. Under normal conditions, the Fund's investments will be denominated in at least three currencies or multinational currency units. However, the Fund reserves the right to invest substantially all of its assets in U.S. markets or U.S. dollar-denominated obligations when market conditions warrant.

  Although up to 100% of the Fund's total assets may be invested in equity securities, the Manager anticipates that the Fund's portfolio generally will include both equity and debt securities.

EQUITY SECURITIES

  Within the portion of the Fund's portfolio allocated to equity securities, the Manager seeks to identify the securities of companies and industry sectors which are expected to provide high total return relative to alternative equity investments. The Fund generally seeks to invest in securities the Manager believes to be undervalued. Undervalued issues include securities selling at a discount from the price-to-book value ratios and price/earnings ratios computed with respect to the relevant stock market averages. The Fund may also consider as undervalued, securities selling at a discount from their historic price-to-book value or price/earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities' historic yield may also be considered to be undervalued. The Fund may also invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Manager seeks to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets. Investment in the securities of small and emerging growth companies involves greater risk than investment in larger, more established companies. Such risks include the fact that securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. Also, these companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

  There may be periods when market and economic conditions exist that favor certain types of tangible assets as compared to other types of investments. For example, the value of precious metals can be expected to benefit from such factors as rising inflationary pressures or other economic, political or financial uncertainty or instability. Real estate values, which are influenced by a variety of economic, financial and local factors, tend to be cyclical in nature. During periods when the Manager believes that conditions favor a particular real asset as compared to other investment opportunities, the Fund may emphasize investments related to that asset such as investments in precious or industrial metal-related securities or real estate-related securities as described below. The Fund may invest up to 25% of its total assets in any particular industry sector.

  Precious and Industrial Metal-Related Securities. Precious and industrial metal-related securities are equity securities of companies that explore for, extract, process or deal in precious or industrial metals, i.e., gold, silver, platinum, iron, copper and aluminum, and asset-based securities indexed to the value of such metals. Based on historical experience, during periods of economic or financial instability the securities of such companies may be subject to extreme price fluctuations, reflecting the high volatility of precious and industrial metal prices during such periods. In addition, the instability of precious and industrial metal prices may result in volatile earnings of precious and industrial metal-related companies which, in turn, may affect adversely the financial condition of such companies. Asset-based securities are debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious or industrial metal such as gold bullion. The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's or of issuers that the Manager has determined to be of similar creditworthiness. Securities rated BBB by S&P or Baa by Moody's, while considered "investment grade," have certain speculative characteristics. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer.

  Real Estate-Related Securities. The real estate-related securities which are emphasized are equity securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts which make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities will be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors including (i) governmental regulation (such as zoning and environmental laws) and changes in tax laws; (ii) operating costs;
(iii) the location and the attractiveness of the properties; (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions); and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.

DEBT SECURITIES

  The debt securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt obligations issued by U.S. and foreign corporations. Such securities may include mortgage-backed securities issued or guaranteed by governmental entities or by private issuers. In addition, the Fund may invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank").

  U.S. Government securities include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the U.S.; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

  In the case of mortgage-related securities, prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, a mortgage-related security is often subject to more rapid prepayment of principal than its stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

  The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Manager. The Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

  The Fund generally invests the portion, if any, of its assets allocated to debt obligations in the securities of governmental issuers and in corporate debt securities, including convertible debt securities, rated BBB or better by S&P or Baa or better by Moody's or which, in the Manager's judgment, possess similar credit characteristics ("investment grade bonds"). Debt securities ranked in these rating categories, while considered "investment grade," have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest rating categories. See the Statement of Additional Information for more information regarding ratings of debt securities. The Manager considers the ratings assigned by S&P and Moody's as one of several factors in its independent credit analysis of issuers. If a debt security in the Fund's portfolio is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions and interest rates and will sell such security only if, in the Manager's judgment, it is advantageous to do so.

  The Fund is authorized to invest a portion of its assets in fixed income securities rated below investment grade by a nationally recognized rating agency or in unrated securities which, in the Manager's judgment, possess similar credit characteristics ("high-yield, high-risk bonds"). The Fund's Board of Directors has adopted a policy that the Fund will not invest more than 35% of its assets in obligations rated below Baa or BBB by Moody's or S&P, respectively. Investment in high-yield, high-risk bonds (which are sometimes referred to as "junk" bonds) involves substantial risk. Investments in high-yield, high-risk bonds will be made only when, in the judgment of the Manager, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. Securities rated BB or lower by S&P or Ba or lower by Moody's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although high-yield, high-risk bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. The Fund will not invest in debt securities in the lowest rating categories (CC or lower for S&P or Ca or lower for Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. See the Statement of Additional Information for additional information regarding high yield, high risk bonds.

  High-yield, high-risk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. High-yield, high-risk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high-yield, high-risk bonds will be satisfied only after satisfaction of the claims of senior securityholders. While the high-yield, high-risk bonds in which the Fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

  High-yield, high-risk bonds tend to be more volatile than higher rated fixed income securities so that adverse economic events may have a greater impact on the prices of high yield, high risk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, high-yield, high-risk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high-yield, high-risk bond market which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high-yield, high-risk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its high-yield, high-risk bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

  The average maturity of the Fund's portfolio of debt securities will vary based on the Manager's assessment of pertinent economic market conditions. As with all debt securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities.

MONEY MARKET SECURITIES

  Money market securities in which the Fund may invest consist of short-term securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities; commercial paper, including variable amount master demand notes, rated at least "A" by S&P or "Prime" by Moody's; and repurchase agreements, purchase and sale contracts, and money market instruments issued by commercial banks, domestic savings banks, and savings and loan associations with total assets of at least one billion dollars. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations).

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  The Fund may engage in various portfolio strategies to seek to increase its return through the use of covered options on portfolio securities and to hedge its portfolio against adverse movements in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below and in "Risk Factors in Options and Futures Transactions" further below), the Manager believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity, debt and currency markets occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.

  The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

  The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Fund also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

  The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

  The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. These restrictions are in addition to other restrictions on the Fund's hedging activities mentioned herein.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

  Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

  The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission staff of its position.

  Risk Factors in Options and Futures Transactions. Utilization of derivatives, such as options and futures, to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  The Fund presently does not intend to invest in other types of derivative transactions; however, in response to changes in market conditions or if other types of derivative instruments are developed in the future which the Manager believes are appropriate for the Fund, the Fund will notify investors of its intention to invest in these instruments.

OTHER INVESTMENT POLICIES AND PRACTICES

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information-- Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

  Portfolio Transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations" above. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Purchasing a security on a when-issued or delayed basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Derivative Securities. The Fund may invest in a variety of instruments which may be characterized as "Derivative Securities." The Fund may invest in derivative securities whose potential investment return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in an index of interest rates or of the value of a precious or industrial metal. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations. Such agreements usually cover short periods, often under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs of possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund would depend on intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3 of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. During the period of such a loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers of any particular industry (excluding the U.S. Government and its agencies or instrumentalities). Other fundamental policies include policies which (i) limit investments in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value, would be invested in such securities, (ii) limit investments in securities of other investment companies, except in connection with certain specified transactions and with respect to investments of up to 5% of the Fund's assets in the securities of any one investment company and up to an aggregate of 10% of the Fund's assets in securities of investment companies and (iii) restrict the issuance of senior securities and limit bank borrowings except that the Fund may borrow amounts of up to 33 1/3% of its assets. The Fund will not purchase securities while borrowings exceed 5% of its total assets. The Fund has no present intention to borrow money in amounts exceeding 5% of its total assets. Although not a fundamental policy, the Fund will include OTC options and the securities underlying such options in calculating the amount of its total assets subject to the limitation set forth in clause (i) above. However, as discussed above, the Fund may treat the securities it uses as cover for written OTC options as liquid, and, therefore, will be excluded from this restriction, provided it follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the staff of the Securities and Exchange Commission of its position regarding OTC options, as discussed above.

  Portfolio Turnover. The Manager will effect portfolio transactions without regard to holding period, if in its judgment, such transactions are advisable in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 200% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, high portfolio turnover can be expected to result in the recognition of capital gains and losses. To the extent the Fund distributes short-term capital gains, such distributions will be taxable as dividends. The Fund's ability to enter into certain short-term transactions will be limited by the requirement that gains on certain securities held by the Fund for less than three months may not exceed 30% of its annual gross income for Federal income tax purposes.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "non-affiliated persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--President of the Manager and its affiliate, Fund Asset Management, L.P. ("FAM"); President and Director of Princeton Services, Inc. ("Princeton Services") and Executive Vice President of ML & Co.

  Joe Grills--Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA"); Member of CIEBA's Executive Committee and Member of the Investment Advisory Committee of the State of New York Common Retirement Fund, and the Howard Hughes Medical Institute; Director, Duke Management Company, LaSalle Street Fund and Kimco Realty Corporation.

  Walter Mintz--Special Limited Partner of Cumberland Associates (investment partnership).

  Robert S. Salomon, Jr.--Principal of STI Management (investment adviser).

  Melvin R. Seiden--Director of Silbanc Properties, Ltd. (real estate, investments and consulting).

  Stephen B. Swensrud--Chairman of Fernwood Associates (financial consultants).

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 * Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager, Merrill Lynch Asset Management, L.P., which does business as Merrill Lynch Asset Management ("MLAM"), is owned and controlled by Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch. The Manager provides the Fund with management and investment advisory services. The Manager or an affiliate, Fund Asset Management, L.P. ("FAM"), acts as the manager for more than 140 registered investment companies. The Manager also provides portfolio management and portfolio analysis services to individual and institutional accounts. As of November 30, 1997, the Manager and FAM had a total of approximately $273.9 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors. For the fiscal year ended August 31, 1997, the Manager received management fees from the Fund in the amount of $83,088 (based on average net assets of approximately $11.1 million), all of which was voluntarily reimbursed to the Fund. The Manager also voluntarily reimbursed the Fund for additional expenses of $8,947.

  The Manager provides the portfolio manager for the Fund who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions, and places transactions accordingly. The Manager is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.

  Thomas R. Robinson is the Portfolio Manager of the Fund and has been responsible for the day-to-day management of the Fund's investment portfolio since November 1995. He has been a First Vice President of the Manager since 1997 and a Vice President thereof since 1995.

  The Management Agreement provides that the Fund will pay the Manager a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. This fee is higher than that of most mutual funds, but management of the Fund believes this fee, which is typical for a global fund, is justified by the global nature of the Fund.

  The Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, registration fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. The Fund's ratio of total expenses to average net assets, before reimbursement of expenses for the fiscal year ended August 31, 1997, was 3.61% for Class A shares, 4.67% for Class B shares, 4.68% for Class C shares and 3.92% for Class D shares. For the same period, the total expense ratio, net of reimbursement, to average net assets was 2.79%, 3.84%, 3.86% and 3.05% for Class A, Class B, Class C and Class D shares, respectively. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended August 31, 1997, the Fund paid the Manager $37,254 in connection with accounting services.

  The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K., but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account, and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended August 31, 1997, the Fund paid the Transfer Agent a total fee of $31,982 pursuant to the Transfer Agency Agreement for providing transfer agency services.

                              PURCHASE OF SHARES

  Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of each of the Manager, FAM and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., New York City time), which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time), on the day the orders are placed with the Distributor, provided the orders are received prior to 30 minutes after the close of business on the NYSE

NYSE (generally 4:00 p.m., New York City time), on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time), such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares of the Fund bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares of the Fund, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares of the Fund each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares of the Fund are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares of the Fund may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.

                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION
  CLASS           SALES CHARGE(1)            FEE         FEE            CONVERSION FEATURE
-------------------------------------------------------------------------------------------------
    A           Maximum 5.25% initial          No           No                    No
              sales charge(2), (3)
-------------------------------------------------------------------------------------------------
    B       CDSC for a period of 4 years,     0.25%        0.75%     B shares convert to D shares
            at a rate of 4.0% during the                                  automatically after
             first year, decreasing 1.0%                                     approximately
                annually to 0.0%(4)                                      eight years(5)
-------------------------------------------------------------------------------------------------
    C          1.0% CDSC for one year         0.25%        0.75%                  No
            decreasing to 0.0% after the
                   first year(6)
-------------------------------------------------------------------------------------------------
    D        Maximum 5.25% initial sales      0.25%         No                    No
                     charge(3)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A by participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge but, instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain fee based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares of the Fund should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares of the Fund for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                             SALES CHARGE AS    DISCOUNT TO
                           SALES CHARGE AS   PERCENTAGE* OF   SELECTED DEALERS
                            PERCENTAGE OF    THE NET AMOUNT   AS PERCENTAGE OF
AMOUNT OF PURCHASE        THE OFFERING PRICE    INVESTED     THE OFFERING PRICE
------------------        ------------------ --------------- ------------------
Less than $25,000........        5.25%            5.54%             5.00%
$25,000 but less than
 $50,000.................        4.75             4.99              4.50
$50,000 but less than
 $100,000................        4.00             4.17              3.75
$100,000 but less than
 $250,000................        3.00             3.09              2.75
$250,000 but less than
 $1,000,000..............        2.00             2.04              1.80
$1,000,000 and over**....        0.00             0.00              0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by Participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

  The Distributor may reallow discounts to select dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. For the fiscal year ended August 31, 1997, the Fund sold 64,930 Class A shares, for aggregate net proceeds of $766,134. The gross sales charge for the sale of Class A shares of the Fund was $142, of which $12 and $130 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended August 31, 1997, the Fund sold 24,261 Class D shares for aggregate net proceeds of $273,733. The gross sales charge for the sale of Class D shares of the Fund was $2,679, of which $194 and $2,485 were received by the Distributor and Merrill Lynch, respectively.

  Eligible Class A Investors. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares of the Fund. Investors who currently own Class A shares of the Fund in a shareholder account including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares of the Fund are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or institution has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares of the Fund at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, certain Merrill Lynch investment programs that offer pricing alternatives for securities transactions and certain purchases made in connection with certain fee-based programs. In addition, Class A shares of the Fund will be offered at net asset value to Merrill Lynch & Co., Inc. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc., and subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Muni Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Additional Information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares of the Fund if they intend to hold their shares for an extended period of time and Class C shares of the Fund if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares of the Fund for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares of the Fund are subject to a four-year CDSC, which declines each year, while Class C shares of the Fund are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares of the Fund are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans."

  Class B and Class C shares of the Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares of the Fund at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment, from its own funds of compensation to financial consultants for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares of the Fund without a sales charge being deducted at the time of purchase. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares of the Fund is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charge--Class B Shares. Class B shares of the Fund that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                 CLASS B CDSC
                                                                 PERCENTAGE OF
YEAR SINCE PURCHASE                                              DOLLAR AMOUNT
PAYMENT MADE                                                   SUBJECT TO CHARGE
-------------------                                            -----------------
0-1...........................................................       4.00%
1-2...........................................................       3.00%
2-3...........................................................       2.00%
3-4...........................................................       1.00%
4 and thereafter..............................................       0.00%

  For the fiscal year ended August 31, 1997, the Distributor received CDSCs of $27,183 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12, and during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from Individual Retirement Accounts ("IRAs") or other retirement plans or following the death or disability (as defined in the Code) of a shareholder.

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder.

The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in the Employee Access AccountSM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares that are purchased by Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee AccessSM Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charge--Class C Shares. Class C shares of the Fund that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. For the fiscal year ended August 31, 1997, the Distributor received CDSCs of $77 with respect to redemptions of Class C shares of the Fund, all of which were paid to Merrill Lynch.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares of the Fund will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares of the Fund will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares of the Fund will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares of the Fund will also convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares of the Fund will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares of the Fund with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares of the Fund through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that retirement plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor in connection with such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the CDSCs and distribution fees provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended August 31, 1997, the Fund paid the Distributor distribution and/or account maintenance fees of $82,939 (based on average net assets of approximately $8.3 million) under the Class B Distribution Plan, $5,491 (based on average net assets of approximately $0.6 million) under the Class C Distribution Plan and $1,709 (based on average net assets of approximately $0.7 million) under the Class D Distribution Plan.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expenses and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSC and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and contingent deferred sales charges, and the expenses consist of financial consultant compensation. For the fiscal year ended August 31, 1997, direct cash revenues exceeded direct cash expenses of Class B shares of the Fund by approximately $164,634. For the fiscal year ended August 31, 1997, direct cash revenues exceeded direct cash expenses of Class C shares of the Fund by approximately $8,266.

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares of the Fund will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares of the Fund is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Fund is required to redeem all shares of the Fund for cash on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by the certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time), on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time), in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, may redeem shares as set forth above.

  Redemption payments will be made within seven days of the proper tender of the certificates, if any, and the stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares of the Fund have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various plans and services, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

  Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Exchange Privilege. Shareholders of each class of shares of the Fund each have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange

Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares of the Fund are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares of the Fund being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares of the Fund will be exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares of the Fund also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund without a sales charge at the net asset value per share next determined after the close of NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both dividends and capital gains distributions, paid in cash, rather than reinvested, in which event payment will be mailed or directly deposited on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption for shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Systematic Withdrawal Plans. A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Contingent Deferred Sales Charges--Class B Shares" and "Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B Shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charges Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

  Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA(R) or CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at (800) MER-FUND (637-
3863).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Manager is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. With respect to such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. For the fiscal year ended August 31, 1997, the Fund's portfolio turnover rate was 128.28%. High portfolio turnover involves correspondingly greater transaction costs in the form of commissions and dealer spreads, which are borne directly by the Fund.

  The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The Fund pays brokerage fees to Merrill Lynch in connection with portfolio transactions executed by Merrill Lynch.

  Brokers and dealers, including Merrill Lynch, who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research received by the Manager also may be used in connection with other investment advisory accounts of the Manager and its affiliates. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares of the Fund in accordance with a formula specified by the Securities and Exchange Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares of the Fund and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares of the Fund (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the contingent deferred sales charge, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid semi-annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information-- Determination of Net Asset Value." Dividends and distributions will be reinvested automatically in shares of the Fund, at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. See "Shareholders Services--Automatic Reinvestment of Dividends and Distributions" for information as to how to elect either dividing reinvestment or cash payments. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily by the Manager immediately after the declaration of dividends as of 15 minutes after the closing time (generally 4:00 p.m., New York City time) on each day during which the New York Stock Exchange is open for trading and on any other day on which there is sufficient trading in the Fund's securities that net asset value might be materially affected but only if on any such day the Fund is required to sell or redeem shares. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of the Class A shares of the Fund generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of Class D shares of the Fund generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge although not necessarily meet immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities which are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options, or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of MLPF&S, to provide certain securities prices for the Fund. For the fiscal year ended August 31, 1997, the Fund paid $120 to MLSPS for such service.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Under the Taxpayer Relief Act of 1997, (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Shareholders should consult their own tax advisors regarding the availability and effect of certain tax election to mark-to-market Fund shares held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital gain dividends by RICs such as the Fund as well as to sales and exchanges of shares in RICs such as the Fund. With respect to capital losses recognized on dispositions of Fund shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares, it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the net capital gains rates to their particular circumstances. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even if they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income in capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund expects to qualify for, and intends to make, an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income and treat such proportionate shares as taxes paid by them. Shareholders will be entitled, subject to certain limitations, to deduct such proportionate shares in computing their taxable incomes or, alternatively, to use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholders's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

  Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on June 6, 1994. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares of the Fund bear certain expenses related to the account maintenance services associated with such shares, and Class B and Class C shares of the Fund bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable (except that Class B shareholders have certain voting rights with respect to the Class D Distribution Plan). See "Purchase of Shares." The Fund has received an order from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                                 P.O. Box 45289
                          Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at (800) 637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

      MERRILL LYNCH ASSET GROWTH FUND, INC.--AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Asset Growth Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address..........................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

Ordinary Income Dividends                 Long-Term Capital Gains

     Select [_] Reinvest                  Select [_] Reinvest
     One:   [_] Cash                      One:   [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:
                                       [_] Check or  [_] Direct Deposit to
                                                         bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Asset Growth Fund, Inc. Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE):  [_] checking  [_] savings

Name on your account ..........................................................


Bank Name .....................................................................

Bank Number ............................... Account Number ...................

Bank Address ..................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

     MERRILL LYNCH ASSET GROWTH FUND, INC.--AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
   BLUEPRINTSM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

           [                                                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

Signature of Owner...................    Signature of Co-Owner (if any).......
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
                                                   Date of Initial Purchase

Dear Sir/Madam:

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Asset Growth Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Asset Growth Fund, Inc. Prospectus.

  I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Asset Growth Fund, Inc. held as security.

By ..................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                 (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................

Account Number.......................    Account Number.......................
-------------------------------------------------------------------------------
5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
-                                  -     our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
                                         Shareholder's signature.
-                                  -
This form, when completed, should        .....................................
be mailed to:                                   Dealer Name and Address

  Merrill Lynch Asset Growth             By ..................................
   Fund, Inc.                               Authorized Signature of Dealer
  c/o Merrill Lynch Financial
  Data Services, Inc.                    [ ][ ][ ] [ ][ ][ ][ ]
  P.O. Box 45289                         Branch-Code F/C No.   ...............
  Jacksonville, FL 32232-5289                                   F/C Last Name
                                         [ ][ ][ ] [ ][ ][ ][ ][ ]
                                         Dealer's Customer Account No.

    MERRILL LYNCH ASSET GROWTH FUND, INC.--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION


Name of Owner..............................     [                       ]
                                                Social Security Number or
                                                 Taxpayer Identification
                                                         Number

Name of Co-Owner (if any)..................


Address....................................


   .......................................
                                               Account Number ...........

                                   (Zip Code)

                                               (if existing account)

-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in Merrill Asset Growth Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or
[_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be
utilized. Begin systematic withdrawal on           (month) or as soon as
possible thereafter.

SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU (CHECK ONE):
[_] $      of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------

* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the Systematic Withdrawal Plan is made.

     MERRILL LYNCH ASSET GROWTH FUND, INC.--AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares  [_] Class B shares  [_] Class C shares   [_] Class D shares

of Merrill Lynch Asset Growth Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA           DRAWN BY MERRILL LYNCH FINANCIAL
           SERVICES, INC.                         DATA SERVICES, INC.

You are hereby authorized to draw an
ACH debit each month on my bank
account for investment in Merrill
Lynch Asset Growth Fund, Inc. as
indicated below:

                                         To...............................Bank
                                                   (Investor's Bank)

  Amount of each ACH debit $........     Bank Address.........................


  Account Number ...................     City...... State...... Zip Code......

Please date and invest ACH debits on     As a convenience to me, I hereby
the 20th of each month beginning         request and authorize you to pay and
 ......(month) or as soon thereafter as   charge to my account ACH debits
possible.                                drawn on my account by and payable
                                         to Merrill Lynch Financial Data
I agree that you are drawing these       Services, Inc. I agree that your
ACH debits voluntarily at my request     rights in respect to each such debit
and that you shall not be liable for     shall be the same as if it were a
any loss arising from any delay in       check drawn on you and signed
preparing or failure to prepare any      personally by me. This authority is
such debit. If I change banks or         to remain in effect until revoked by
desire to terminate or suspend this      me in writing. Until you receive
program, I agree to notify you           such notice, you shall be fully
promptly in writing. I hereby            protected in honoring any such
authorize you to take any action to      debit. I further agree that if any
correct erroneous ACH debits of my       such debit be dishonored, whether
bank account or purchases of fund        with or without cause and whether
shares including liquidating shares      intentionally or inadvertently, you
of the Fund and credit my bank           shall be under no liability.
account. I further agree that if a
check or debit is not honored upon       ............   .....................
presentation, Merrill Lynch Financial        Date           Signature of
Data Services, Inc. is authorized to                          Depositor
discontinue immediately the Automatic
Investment Plan and to liquidate         ............   .....................
sufficient shares held in my account         Bank      Signature of Depositor
to offset the purchase made with the       Account       (If joint account,
dishonored debit.                           Number         both must sign)

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                   [This Page Intentionally Left Blank]

                   [This Page Intentionally Left Blank]

                                    MANAGER

                       Merrill Lynch Asset Management, LP

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         The Chase Manhattan Bank, N.A.

                         4 MetroTech Center, 18th Floor
                            Brooklyn, New York 11245

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive

                     Princeton, New Jersey 08540-6400

                                 LEGAL COUNSEL

                                 Rogers & Wells
                                200 Park Avenue
                            New York, New York 10166

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER IN-FORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select Pricing SM System.....................................   3
Financial Highlights.......................................................   7
Risk Factors and Special Considerations....................................   9
Investment Objective and Policies..........................................  11
 Equity Securities.........................................................  12
 Debt Securities...........................................................  13
 Money Market Securities...................................................  15
 Portfolio Strategies Involving Options and Futures........................  15
 Other Investment Policies and Practices...................................  21
Management of the Fund.....................................................  25
 Board of Directors........................................................  25
 Management and Advisory Arrangements......................................  25
 Code of Ethics............................................................  26
 Transfer Agency Services..................................................  27
Purchase of Shares.........................................................  27
 Initial Sales Charge Alternatives--
  Class A and Class D Shares...............................................  30
 Deferred Sales Charge Alternatives--
  Class B and Class C Shares...............................................  32
 Distribution Plans........................................................  35
 Limitations on the Payment of Deferred Sales Charges......................  36
Redemption of Shares.......................................................  37
 Redemption................................................................  37
 Repurchase................................................................  38
 Reinstatement Privilege--Class A and Class D Shares.......................  38
Shareholder Services.......................................................  39
 Fee-Based Programs........................................................  41
Portfolio Transactions and Brokerage.......................................  42
Performance Data...........................................................  42
Additional Information.....................................................  44
 Dividends and Distributions...............................................  44
 Determination of Net Asset Value..........................................  44
 Taxes.....................................................................  45
 Organization of the Fund..................................................  48
 Shareholder Reports.......................................................  48
 Shareholder Inquiries.....................................................  48
Authorization Form......................................................... A-1

                                                           Code #18237-1297

[LOGO] MERRILL LYNCH

Merrill Lynch
Asset Growth Fund, Inc.

[ART]

PROSPECTUS

    December 9, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH ASSET GROWTH FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800


                               ----------------

  Merrill Lynch Asset Growth Fund, Inc. (the "Fund") is a non-diversified mutual fund that seeks high total investment return, consistent with prudent risk, through an investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. Under normal conditions, at least 65%, and as much as all, of the Fund's total assets will be invested in U.S. and foreign equity securities. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.


                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated December 9, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                               ----------------


                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR


                               ----------------

 The date of this Statement of Additional Information is December 9, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek a high total investment return, consistent with prudent risk, through an investment policy utilizing United States and foreign equity, debt and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. This objective is a fundamental policy which the Fund may not change without a vote of a majority of the Fund's outstanding voting securities. Under normal conditions, at least 65%, and as much as all, of the Fund's total assets will be invested in equity securities. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  Although up to 100% of the Fund's total assets may be invested in equity securities, the Manager anticipates that the Fund's portfolio generally will include both equity and debt securities.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management (the "Manager"), will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or due to general market, economic or financial conditions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 200% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Fund does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

PRECIOUS AND INDUSTRIAL METAL-RELATED SECURITIES

  The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious or industrial metals, i.e., gold, silver, platinum, iron, copper and aluminum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious or industrial metal-related assets or when the value of precious or industrial metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. The prices of precious and industrial metals and of the securities of precious and industrial metal-related companies historically have been subject to high volatility. In addition, the earnings of precious and industrial metal-related companies may be adversely affected by volatile metals prices which may adversely affect the financial condition of such companies.

  The major producers of gold include the Republic of South Africa, the former republics of the Soviet Union, Canada, the United States, Brazil and Australia. Sales of gold by the former republics of the Soviet Union are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may significantly affect South African gold production.

  The Fund may invest in debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some metals such as gold bullion. These securities are referred to as "asset-based securities." The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's or of issuers that the Manager has determined to be of similar creditworthiness. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even at relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or in the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

REAL ESTATE-RELATED SECURITIES

  The real estate-related securities which will be emphasized by the Fund are equity securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts which make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities will be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors including (i) governmental regulations (such as zoning and environmental laws) and changes in tax laws, (ii) operating costs, (iii) the location and the attractiveness of the properties, (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions) and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  Reference is made to the discussion under the caption "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign transactions and foreign currency options and futures, and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in transactions in derivatives, such as options and futures (as discussed in the Prospectus and below), the Manager believes that, because the Fund will (i) write only covered call options on portfolio securities and (ii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures that the Fund may utilize.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a particular hedge against the price of the underlying security declining.

  The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer would realize a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer would realize a gain or loss from the sale of the underlying security.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Philadelphia Stock Exchange and Pacific Stock Exchange. Options referred to herein and in the Fund's Prospectus may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect a closing transaction in a particular option, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The Fund may also enter into over-the-counter option transactions ("OTC options"), which are two party contracts with price and terms negotiated between the buyer and seller. The staff of the Securities and Exchange Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

  Purchasing Options. The Fund may purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock Index Options and Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. Set forth below is further information concerning futures transactions.

  A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  An order has been obtained from the Securities and Exchange Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Securities and Exchange Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis at the spot rate of purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.

  The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Japanese yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

  Risk Factors in Options and Futures Transactions. Utilization of derivatives such as options and futures involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the price of the options and futures contract moves more or less than the prices of the hedged securities or currencies, the

Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction.

  Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless there is only one dealer, in which case that dealer's price is used. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. See "Dividends, Distributions and Taxes-- Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreement only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations. Such agreements usually cover short periods, often under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs of possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund would depend on intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

  Lending of Portfolio Securities. Subject to investment restriction (5) below, the Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

  High-Yield, High-Risk Bonds. The Fund is authorized to invest a portion of its assets in fixed income securities rated below investment grade by a nationally recognized statistical rating agency or in unrated securities which, in the Manager's judgment, possess similar credit characteristics ("high-yield, high-risk bonds"). Issuers of high-yield, high-risk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield, high-risk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holder of high yield, high risk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. The Fund's Board of Directors has adopted a policy that the Fund will not invest more than 35% of its assets in obligations rated below Baa or BBB by Moody's or S&P, respectively.

  High-yield, high-risk bonds frequently have call or redemption features which would permit issuers to repurchase such securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such securities. The secondary trading market for high yield, high risk bonds is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high-yield, high-risk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of high-yield, high-risk bonds are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

INVESTMENT RESTRICTIONS

  The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). The Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a non-diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Additional investment restrictions adopted by the Fund, which may be changed by the Directors, provide that the Fund may not:

    (i) Purchase securities of other investment companies except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or
  (G) (the "fund of funds" provision) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    (ii) Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    (iii) Invest in securities that cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, or put to the issuer or to a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days, or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (iii).

    (iv) Notwithstanding fundamental investment restriction (7) above, the Fund currently does not intend to borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

  The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

  Because of the affiliation of the Manager with the Fund, the Fund is prohibited from engaging in certain transactions involving the Manager's affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act of 1933, as amended, in which such firm or any of its affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9081.

  Arthur Zeikel (65)--President and Director (1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessor) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of ML & Co. since 1990.

  Joe Grills (62)--Director--P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Fund from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Member of Investment Advisory Committee of the Howard Hughes Medical Institute; Director Duke Management Company since 1993; Director, LaSalle Street Street Fund since 1995; Director Kimco Realty Corporation since January 1997.

  Walter Mintz (68)--Director--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982.

  Robert S. Salomon, Jr. (61)--Director--106 Dolphin Cove Quay, Stamford, Connecticut 06902--Principal of STI Management (investment adviser); Director, Common Fund; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

  Melvin R. Seiden (67) --Director--780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, consulting and investments) since 1996 and President thereof since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

  Stephen B. Swensrud (64)--Director--24 Federal Street, Boston, Massachusetts 02110. Chairman of Fernwood Associates (financial consultants) since 1996 and Principal thereof since 1975.

  Terry K. Glenn (57)--Executive Vice President (1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Donald C. Burke (37)--First Vice President of FAM since 1997; Vice President of FAM from 1990 to 1997 and Director of Taxation of the Manager since 1990.

  Norman Harvey (64)--Senior Vice President (1)(2)--Senior Vice President of the Manager since 1982.

  Gerald M. Richard (48)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of the Distributor since 1984 and Vice President since 1981.

  Thomas R. Robinson (54)--Vice President (1)(2)--First Vice President of the Manager since 1997; Vice President of the Manager from 1995 until 1996. Manager of International Equity Strategy of ML & Co.'s Global Securities Research and Economics Group from 1989 to 1995.

  Barbara G. Fraser (53)--Secretary (1)(2)--First Vice President of the Manager since 1996; Vice President of the Manager from 1994 until 1996.
--------
(1) Interested person, as defined in the Investment Company Act of 1940, of the Company.
(2) The officers of the Fund are officers of certain other investment companies for which the Manager or FAM acts as investment adviser.

  The following table sets forth for the fiscal year ending August 31, 1997, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies (including the Fund) advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated Directors:

                                          PENSION OR      TOTAL COMPENSATION FROM
                          AGGREGATE   RETIREMENT BENEFITS    FUND AND MLAM/FAM
                         COMPENSATION   ACCRUED AS PART        ADVISED FUNDS
    NAME OF DIRECTOR      FROM FUND     OF FUND EXPENSE    PAID TO DIRECTORS(1)
    ----------------     ------------ ------------------- -----------------------
Walter Mintz(1).........    $2,500           None                $164,000
Melvin R. Seiden(1).....    $2,500           None                $164,000
Stephen B. Swensrud(1)..    $2,500           None                $154,250
Joe Grills(1)...........    $2,500           None                $164,000
Robert S. Salomon,
 Jr.(1).................    $2,500           None                $187,167

--------


(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows:
    Mr. Grills (19 registered investment companies consisting of 47 portfolios); Mr. Mintz (18 registered investment companies consisting of 37 portfolios); Mr. Salomon (18 registered investment companies consisting of 37 portfolios); Mr. Seiden (18 registered investment companies consisting of 37 portfolios); Mr. Swensrud (21 registered investment companies consisting of 52 portfolios).

  At October 31, 1997, the officers and Directors of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

  The Fund pays each Director non-affiliated with the Manager a fee of $750 per year plus $125 per Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit Committee, which consists of all of the non-affiliated Directors, with a fee of $750 per year, plus a fee at the rate of $125 per meeting attended. For the fiscal year ended August 31, 1997, fees and expenses paid to the non-affiliated directors of the Fund aggregated $12,680 .

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As discussed in the Prospectus, the Management Agreement provides that the Fund will pay the Manager a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. This fee is higher than that of most mutual funds, but management of the Fund believes this fee, which is typical for a global fund, is justified by the global nature of the Fund.

  For the fiscal year ended August 31, 1997, the Management fees paid by the Fund to the Manager totaled $83,088, all of which was voluntarily reimbursed to the Fund. The Manager also voluntarily reimbursed the Fund for additional expenses of $8,947.

  For the fiscal year ended August 31, 1996, the Management fees paid by the Fund to the Manager totaled $99,790, all of which was reimbursed to the Fund pursuant to the state expense limitation which was applicable prior to the enactment of the Improvement Act. The Manager also reimbursed the Fund for additional expenses of $71,797.

  For the period September 2, 1994 (commencement of operations) to August 31, 1995, the Management fees paid by the Fund to the Manager totaled $126,499, all of which was reimbursed to the Fund pursuant to the state expense limitation which was applicable prior to the enactment of the Improvement Act. The Manager also reimbursed the Fund for additional expenses of $25,694.

  The Manager may discontinue waiver of its management fee and any voluntary reimbursement by the Manager of the Fund's expenses in whole or in part at any time without notice.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or any of their affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the period September 2, 1994 (commencement of operations) to August 31, 1995, the amount of such reimbursement for accounting services was $46,081.
For the fiscal years ended August 31, 1996 and 1997, the amount of such reimbursement for accounting services was $51,835 and $37,254. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."

  The Manager is a limited partnership, the partners of which are Merrill Lynch & Co., Inc., Merrill Lynch Investment Management, Inc. and Princeton Services, Inc.

  ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.; Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K., but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement.

  Duration and Termination. Renewal of the Management Agreement for one-year was approved by the Board of Directors, including a majority of the disinterested directors, on October 16, 1996. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

ALTERNATIVE SALES ARRANGEMENTS

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and

Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares of the Fund bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by MLAM or its affiliate, FAM. Funds advised by MLAM or FAM which utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provision as the Management Agreement described under "Management of the Fund--Management and Advisory Arrangements."

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. For the fiscal year ended August 31, 1997, the Fund sold 64,930 Class A shares, for aggregate net proceeds of $766,134. The gross sales charge for the sale of Class A shares of the Fund was $142, of which $12 and $130 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended August 31, 1997, the Fund sold 24,261 Class D shares for aggregate net proceeds of $273,733. The gross sales charge for the sale of Class D shares of the Fund was $2,679, of which $194 and $2,485 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended August 31, 1996, the Fund sold 36,673 Class A shares, for aggregate net proceeds of $368,782. The gross sales charge for the sale of Class A shares of the Fund was $320, of which $9 and $311 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended August 31, 1996, the Fund sold 44,926 Class D shares for aggregate net proceeds of $449,969. The gross sales charge for the sale of Class D shares of the Fund was $1,587, of which $99 and $1,488 were received by the Distributor and Merrill Lynch, respectively. For the period September 2, 1994 (commencement of operations) to August 31, 1995, the Fund sold 275,032 Class A shares, for aggregate net proceeds of $2,724,867. The gross sales charge for the sale of Class A shares of the Fund was $8,918, of which $390 and $8,528 were received by the Distributor and Merrill Lynch, respectively. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund sold 186,141 Class D shares for aggregate net proceeds of $1,722,943. The gross sales charge for the sale of Class D shares of the Fund was $9,004, of which $456 and $8,548 were received by the Distributor and Merrill Lynch, respectively.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares of the Fund; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares of the Fund purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares of the Fund equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention for the Fund.

  Employee Access SM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access Accounts SM available through authorized employers that provide employer-sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Merrill Lynch Blueprint SM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group Individual Retirement Accounts ("IRAs") and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A and Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares of the Fund are offered at net asset value, to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor offers the Merrill Lynch Directed IRA Rollover Program.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies and ML & Co., Inc. and its subsidiaries (the term "subsidiaries," when used herein with respect to Merrill Lynch & Co., Inc., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co., Inc.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value. Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied. First, the investor must advise Merrill Lynch that they will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor must also establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund will be offered at the net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that they will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds that have been outstanding for a period of no less than six months. Second, the investor must also establish that such purchase of Class D shares had been made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after

October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares") if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder or one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

  TMASM Managed Trusts. Class A shares are offered to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Fund may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of that is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

  Fee-Based Investment Programs. Certain Merrill Lynch fee-based investment programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in a Program may result in the redemption of such shares or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from the Transfer Agent at (800) MER-FUND (637-3863).

  Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. See "General Information--Description of Shares." Among other things, each Distribution Plan provides that the Distributor will provide and the Directors will review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and to its related class of shareholders. Each Distribution Plan further provides that, so long as such Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), will be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any reports made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such reports, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following tables set forth comparative information as of August 31, 1997 with respect to the Class B shares and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B Shares of the Fund, the Distributor's voluntary maximum for the period from September 2, 1994 (commencement of operations) to August 31, 1996 for Class B shares.

                  DATA CALCULATED AS OF AUGUST 31, 1997

                              (IN THOUSANDS)

                              CLASS B SHARES


                                                                                                      ANNUAL
                                                      ALLOWABLE              AMOUNT                DISTRIBUTION
                                          ALLOWABLE    INTEREST  MAXIMUM   PREVIOUSLY   AGGREGATE FEE AT CURRENT
                            ELIGIBLE      AGGREGATE   ON UNPAID  AMOUNT     PAID TO      UNPAID     NET ASSET
                         GROSS SALES(4) SALES CHARGES BALANCE(1) PAYABLE DISTRIBUTOR(2)  BALANCE     LEVEL(3)
                         -------------- ------------- ---------- ------- -------------- --------- --------------
Under NASD Rule as
 Adopted................    $17,087        $1,068        $243    $1,311       $349        $962         $63
Under Distributor's
 Voluntary Waiver.......    $17,087        $1,068        $ 85    $1,153       $349        $804         $63

                              (IN THOUSANDS)

                              CLASS C SHARES


                                                                                                      ANNUAL
                                                      ALLOWABLE              AMOUNT                DISTRIBUTION
                                          ALLOWABLE    INTEREST  MAXIMUM   PREVIOUSLY   AGGREGATE FEE AT CURRENT
                            ELIGIBLE      AGGREGATE   ON UNPAID  AMOUNT     PAID TO      UNPAID     NET ASSET
                         GROSS SALES(4) SALES CHARGES BALANCE(1) PAYABLE DISTRIBUTOR(2)  BALANCE     LEVEL(3)
                         -------------- ------------- ---------- ------- -------------- --------- --------------
Under NASD Rule as
 Adopted................     $1,443          $90         $19      $109        $13          $96          $4

--------

(1) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1% as permitted under the NASD Rule.

(2) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares--Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A Shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(3) Provided to illustrate the extent to which the current level of distribution fee payments (not including any contingent deferred sales charge payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

(4) Purchase price of all eligible Class B shares sold since September 2, 1994 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares. The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the

Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement in the case of such withdrawals under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

  For the fiscal year ended August 31, 1997, Merrill Lynch received CDSCs of $27,183 and $77 with respect to the Class B and Class C shares of the Fund, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended August 31, 1996 for Class B shares, and Class C shares, Merrill Lynch received CDSCs of $34,821 and $326. For the period September 2, 1994 (commencement of operations) to August 31, 1995 for Class B shares, and for the period October 21, 1994 (commencement of operations) to August 31, 1995 for Class C shares, Merrill Lynch received CDSCs of $43,463 and $334, respectively, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain Fee-Based Programs.

  Merrill Lynch Blueprint SM Program. Class B shares of the Fund are offered to certain participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Retirement Plans. Any Retirement Plan that does not meet the qualifications to purchase Class A or Class D shares of the Fund at net asset value may purchase Class B shares with a waiver of the CDSC upon redemption if the following qualifications are met. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. CDSC is also waived for Class B redemptions from a 401(a) plan qualified under the Code, provided that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code that are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch may also purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares that are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for shares purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Reference is made to "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Transactions" in the Prospectus.

  Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. In addition, consistent with the Rules of Fair Practice of NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

  For the fiscal years ended August 31, 1996 and 1997, the Fund's portfolio turnover rate was 120.43% and 128.28%, respectively.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

  The Fund invests in certain securities traded in the over-the-counter market ("OTC") and, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

  The Directors have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time. For the fiscal year ended August 31, 1997, the Fund paid total brokerage commissions of $28,798 of which $3,252 or 11.29% was paid to Merrill Lynch for effecting 10.80% of the aggregate amount of transactions on which Fund paid brokerage commissions. For the fiscal year ended August 31, 1996, the Fund paid total brokerage commissions of $54,999 of which $3,293 or 6.0% was paid to Merrill Lynch for effecting 9.1% of the aggregate amount of transactions on which the Fund paid brokerage commissions. For the period September 2, 1994 (commencement of operations) to August 31, 1995, the Fund paid total brokerage commissions of $78,819 of which $8,056 or 10.2% was paid to Merrill Lynch for effecting 8.9% of the aggregate amount of transactions on which the Fund paid brokerage commissions.

                        DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" on page 44 of the Prospectus. The net asset value of the shares of the Fund is determined once daily by the Manager immediately after the declaration of dividends as of 15 minutes after the closing time (generally 4:00 p.m., New York City time) on each day during which the New York Stock Exchange is open for trading and on any other day on which there is sufficient trading in the Fund's securities that net asset value might be materially affected but only if on any such day the Fund is required to sell or redeem shares. The New York Stock Exchange is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily. The per share net asset value of Class A shares of the Fund generally will be higher than the per share net asset value of the other classes, reflecting the daily expense accruals of the account maintenance and transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of the Class D shares of the Fund generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Manager, to provide securities prices for the Fund. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent showing any reinvestments of dividends and capital gains distributions activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the transfer agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the transfer agent.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares of the Fund at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA (R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in full and fractional shares of the Fund. Such reinvestment will be at the net asset value per share (i.e., without a sales charge) next determined on the ex-dividend date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account.

  Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have the dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, such instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in the shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales--Class B Shares" and "--Contingent Deferred Sales Charge--Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to

Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

RETIREMENT PLANS

  Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

  Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  U.S. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C and Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D shares, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the deferred sales charge schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the

Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Global Resources Trust (formerly Merrill Lynch Natural Resources Trust) after having held the Fund's Class B shares for two and a half years. The 2% sales charge that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Merrill Lynch Global Resources Trust and receive cash. There will be no contingent deferred sales charge due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the three year holding period for the Merrill Lynch Global Resources Trust Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market fund advised by the Manager of its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, toward satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the fund may, in turn, be exchanged back into Class B or Class C shares respectively of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continues to hold for an additional one and a half years, any subsequent redemption will not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the taxable year. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares. Similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."

TAXES

  The Fund intends to elect to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income and gains.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders in capital gain dividends. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income in capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund expects to qualify for, and intends to make, an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income and treat such proportionate shares as taxes paid by them. Shareholders will be entitled, subject to certain limitations to deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income between the shareholders of each class according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares of the Fund. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares of the Fund.

  If a shareholder exercises the exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions. The Fund may write, purchase or sell options, futures or forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency and the Fund elects to have gain or loss in connection with the contract treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under

Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures contracts.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an options or futures contract. Under recently enacted legislation, this requirement will no longer apply to the Fund after its fiscal year ending August 31, 1998.

  Special Rules for Certain Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund. The Fund intends to monitor developments in this area and may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's income available to be distributed to shareholders as ordinary income. Additionally, if Code
Section 988 losses exceed other ordinary income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares. These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

  Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares of the Fund and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (ii) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund.

                                                        REDEEMABLE VALUE OF
                            EXPRESSED AS A                A HYPOTHETICAL
                           PERCENTAGE BASED              $1,000 INVESTMENT
                           ON A HYPOTHETICAL                AT THE END
PERIOD                     $1,000 INVESTMENT               OF THE PERIOD
------                   ---------------------        ------------------------
                                  AVERAGE ANNUAL TOTAL RETURN
                         (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ending August
 31, 1997
  Class A...............                      16.60%       $               1,166.00
  Class B...............                      17.81%       $               1,178.10
Inception (September 2,
 1994) to August 31,
 1997
  Class A...............                       6.68%       $               1,213.70
  Class B...............                       6.93%       $               1,222.30
One Year Ending August
 31, 1997
  Class C...............                      20.71%       $               1,207.10
  Class D...............                      16.22%       $               1,162.20
Inception (October 21,
 1994) to August 31,
 1997
  Class C...............                       8.42%       $               1,260.30
  Class D...............                       7.25%       $               1,221.70
                                      ANNUAL TOTAL RETURN
                         (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ending August
 31, 1997
  Class A...............                      23.06%       $               1,230.60
  Class B...............                      21.81%       $               1,218.10
One Year Ending August
 31, 1997
  Class C...............                      21.71%       $               1,217.10
  Class D...............                      22.66%       $               1,226.60
One Year Ending August
 31, 1996
  Class A...............                       4.71%       $               1,047.10
  Class B...............                       3.65%       $               1,036.50
Inception (September 2,
 1994) to August 31,
 1995
  Class A...............                      (0.59)%      $                 994.00
  Class B...............                      (1.60)%      $                 984.00
One Year Ending August
 31, 1996
  Class C...............                       3.61%       $               1,036.10
  Class D...............                       4.51%       $               1,045.10
Inception (October 21,
 1994) to August 31,
 1995
  Class C...............                      (0.05)%      $                 999.50
  Class D...............                       0.59%       $               1,005.90
                                    AGGREGATE TOTAL RETURN
                         (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (September 2,
 1994) to August 31,
 1997
  Class A...............              21.37%               $               1,213.70
  Class B...............              22.23%               $               1,222.30
Inception (October 21,
 1994) to August 31,
 1997
  Class C...............              26.03%               $               1,260.30
  Class D...............              22.17%               $               1,221.70

  In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the contingent deferred sales charge, in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on June 6, 1994. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

  The Manager provided the initial capital for the Fund by purchasing 5,000 shares of each of Class A and Class B stock for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund will be paid by the Fund and amortized over a period not exceeding five years. The proceeds realized by the Manager upon redemption of any of such shares will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of August 31, 1997, is calculated as set forth below. The offering price for Class B and Class C shares of the Fund is the net asset value of Class B and Class C shares, respectively.

                                          CLASS A    CLASS B   CLASS C  CLASS D
                                         ---------- ---------- -------- --------
Net Assets.............................  $1,803,323 $8,403,038 $571,945 $564,113
                                         ========== ========== ======== ========
Number of Shares Outstanding...........     146,895    689,006   47,148   45,922
                                         ========== ========== ======== ========
Net Asset Value Per Share (net assets
 divided by number of shares outstand-
 ing)..................................  $    12.28 $    12.20 $  12.13 $  12.28
Sales Charge (for Class A and Class D
 shares: 5.25% of offering price; 5.54%
 of net asset value per share)*........         .68         **       **      .68
                                         ---------- ---------- -------- --------
Offering Price.........................  $    12.96 $    12.20 $  12.13 $  12.96
                                         ========== ========== ======== ========

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus.

                              INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

                                   CUSTODIAN

  The Chase Manhattan Bank, N.A., 4 MetroTech Center, 18th Floor Brooklyn, New York 11245 (the "Custodian"), acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

                                 TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

                                 LEGAL COUNSEL

  Rogers & Wells, 200 Park Avenue, New York, New York 10166, is counsel for the Fund.

                            REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on August 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

                             ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

  Certain Record Holders. To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on November 1, 1997 with the exception of Merrill Lynch Trust Company of America Trustee FBO.

                                   APPENDIX

                      RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    --Leading market positions in well-established industries.

    --High rates of return on funds employed.

    --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    --Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

  Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

  Preferred stock rating symbols and their definitions are as follows:

"aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" An issue which is rated "aa" is considered a high-grade preferred stock.
     This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

"baa" An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa" An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

  A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

 Speculative Debt rated BB, B, CCC, CC and C is regarded as having
 Grade predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
  B
             Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI The rating CI is reserved for income bonds on which no interest is being paid.

  D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

  N.R. indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

  A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

    A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

    A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP PREFERRED STOCK RATINGS

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  I. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  II.   Nature of, and provisions of, the issue.

  III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA          This is the highest rating that may be assigned by Standard &
                Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

      A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

      BB        Preferred stock rated "BB," "B," and "CCC" are regarded, on
      B         balance, as predominately speculative with respect to the
      CCC       issuer's capacity to pay preferred stock obligations. "BB"
                indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C         A preferred stock rated "C" is a non-paying issue.

      D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

  NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

  The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Asset Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 2, 1994 (commencement of operations) to August 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey

October 7, 1997

                   [This page intentionally left blank]


SCHEDULE OF INVESTMENTS
                                                                                                                     (in US dollars)


                                                        Shares                                                  Value    Percent of
COUNTRY                           Industries             Held            Common Stocks           Cost         (Note 1a)  Net Assets

Argentina                    Petroleum                       4,500   Yacimientos Petroliferos
                                                                     Fiscales S.A. (ADR) (a)   $   106,570   $   146,531        1.3%

                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in Argentina           106,570       146,531        1.3
                                                                                               ===========   ===========   ========
Australia                    Diversified                     9,000   Broken Hill
                                                                     Proprietary Co., Ltd.         118,416       112,938        1.0
                                                                                               -----------   -----------   --------

                                                                     Total Common
                                                                     Stocks in Australia           118,416       112,938        1.0
                                                                                               ===========   ===========   ========

Brazil                       Banking                         1,700   Uniao de Bancos
                                                                     Brasileiros S.A.
                                                                     (GDR) (b)                      57,375        59,500        0.5

                             Beverages                     150,000   Companhia
                                                                     Cervejaria Brahma
                                                                     S.A.
                                                                     PN (Preferred)                 87,058       100,559        0.9

                             Telecommunications                800   Telecomunicacoes
                                                                     Brasileiras S.A.
                                                                     -Telebras (ADR)(a)             49,928        94,400        0.8
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in Brazil              194,361       254,459        2.2
                                                                                               ===========   ===========   ========

Canada                       Automobile Parts                1,900   Magna International, Inc.      92,803       125,875        1.1

                             Entertainment                   2,800  +Imax Corporation               45,392        66,150        0.6

                             Mining                          1,500   Potash Corp. of               110,576       110,906        1.0
                                                                     Saskatchewan, Inc.        -----------   -----------   --------

                                                                     Total Common
                                                                     Stocks in Canada              248,771       302,931        2.7
                                                                                               ===========   ===========   ========

Finland                      Diversified                     3,900  +Amer Group Ltd.                69,340        75,593        0.7

                             Paper & Forest
                             Products                        5,000   UPM - Kymmene OY              105,987       118,696        1.0

                             Pharmaceuticals                 1,800   Orion - yhtymae                68,840        57,816        0.5
                                                                     OY (Class B)

                             Transportation                  2,600   Finnlines OY                   48,128        74,393        0.7
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in Finland             292,295       326,498        2.9
                                                                                               ===========   ===========   ========

France                       Iron & Steel                    6,100   Usinor - Sacilor S.A.          99,172       106,135        1.0


                             Reinsurance                     3,100   Scor S.A.                     118,452       127,801        1.1

                             Semiconductor
                             Capital                         1,500  +SGS - Thomson
                             Equipment                               Microelectronics
                                                                     N.V. (NY Registered
                                                                     Shares)                        70,718       139,313        1.2
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in France              288,342       373,249        3.3
                                                                                               ===========   ===========   ========

Germany                      Chemicals                         200   Henkel KGaA                     8,891         9,254        0.1
                                                             1,600   Henkel KGaA (Preferred)        68,038        81,059        0.7
                                                                                               -----------   -----------   --------
                                                                                                    76,929        90,313        0.8

                             Electrical Equipment            1,900   Siemens AG                     86,269       116,967        1.0

                             Machinery & Equipment             275   Mannesmann AG                  91,316       127,850        1.1
                                                                                                ----------    -----------   --------
                                                                     Total Common
                                                                     Stocks in Germany             254,514       335,130        2.9
                                                                                                ===========   ===========   ========

Hong Kong                    Banking                         3,200   HSBC Holdings PLC              51,510        97,458        0.9
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in Hong Kong            51,510        97,458        0.9
                                                                                               ===========   ===========   ========

Indonesia                    Telecommunications              4,290   P.T. Indonesian
                                                                     Satellite Corp.
                                                                     (ADR)(a)                      144,283        93,039        0.8
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in Indonesia           144,283        93,039        0.8
                                                                                               ===========   ===========   ========

Italy                        Apparel                         1,800   Gucci Group N.V.
                                                                     (NY Registered
                                                                     Shares)                       130,623       109,575        0.9

                             Machinery                      23,000   Danieli & C.
                                                                     Officine
                                                                     Meccaniche
                                                                     S.p.A.                         67,768        81,723        0.7


                             Publishing                      7,000   Mondadori
                                                                     (Arnoldo) Editore
                                                                     S.p.A.                         59,094        41,522        0.4
                                                                                               -----------   -----------   --------

                                                                     Total Common
                                                                     Stocks in Italy               257,485       232,820        2.0
                                                                                               ===========   ===========   ========

Japan                        Automobile Parts                1,000   Autobacs Seven
                                                                     Co., Ltd.                      58,806        63,619        0.6


                             Building &
                             Construction                   10,000   Maeda Corp.                   102,085        43,717        0.4
                                                             5,000   Matsushita Electric
                                                                     Works, Ltd.                    56,912        54,126        0.4
                                                            12,000   Okumura Corp.                  96,740        67,449        0.6
                                                                                               -----------   -----------   --------
                                                                                                   255,737       165,292        1.4

                             Capital Goods                  18,000   Mitsubishi Heavy
                                                                     Industries, Ltd.              132,433       119,760        1.0


                             Consumer --
                             Electronics                     6,000   Matsushita
                                                                     Electric
                                                                     Industrial Co., Ltd.           97,202       110,917        1.0

                             Electrical Equipment           22,000   Mitsubishi Electric Co.       138,107       101,307        0.9


                             Electronics                     1,000   Rohm Co., Ltd.                 42,944       104,089        0.9
                                                             1,000  Sony Corporation                72,316        87,434        0.8
                                                               400  Sony Corporation (ADR)(a)       29,432        35,250        0.3
                                                                                               -----------   -----------   --------
                                                                                                   144,692       226,773        2.0
                             Insurance                      10,000   Tokio Marine &
                                                                     Fire Insurance
                                                                     Co., Ltd.                     107,184       114,914        1.0

                             Merchandising                   2,000   Amway Japan, Ltd.              69,732        52,960        0.5

                             Photography                     4,000   Canon, Inc.                    75,063       110,917        1.0

                             Textiles                       16,000   Toray Industries, Inc.         98,636       106,587        0.9

                             Tires & Rubber                  5,000   Bridgestone Corporation        86,184       111,167        1.0

                             Warehouse & Storage             9,000   Mitsui - Soko Co., Ltd.        73,996        40,919        0.4
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in Japan             1,337,772     1,325,132       11.7
                                                                                               ===========   ===========   ========

Mexico                       Beverages                       3,600   Panamerican
                                                                     Beverages, Inc. (Class A)      85,294       108,225        1.0

                             Financial Services              4,300    +Grupo Financiera Bancomer
                                                                      S.A. (Class B) (ADR)(a)       61,970        54,825        0.5

                             Multi-Industry                 10,200   Grupo Carso, S.A.
                                                                     de C.V. (ADR)(a)              145,170       138,975        1.2


                             Telecommunications              2,300   Telefonos de
                                                                     Mexico, S.A. de
                                                                     C.V. (ADR)(a)                  90,994       105,513        0.9
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in Mexico              383,428       407,538        3.6
                                                                                               ===========   ===========   ========

Netherlands                  Banking                         4,400   ABN AMRO Holding N.V.          61,651        86,709        0.8
                                                                                               -----------   -----------   --------
                                                                      Total Common Stocks
                                                                      in the Netherlands            61,651        86,709        0.8
                                                                                               ===========   ===========   ========

Norway                       Cruise Lines                   10,000   Color Line ASA                 37,601        45,001        0.4
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in Norway               37,601        45,001        0.4
                                                                                               ===========   ===========   ========

Philippines                  Beverages                      40,920   San Miguel Corp. (Class B)    122,824        67,973        0.6
                                                                                               -----------   -----------   --------
                                                                     Total Common Stocks in
                                                                     the Philippines               122,824        67,973        0.6
                                                                                               ===========   ===========   ========

South Africa                 Diversified                    10,000   Sasol Ltd.                    116,199       133,262        1.2

                             Mining                          4,200   De Beers
                                                                     Consolidated
                                                                     Mines Ltd. (ADR)(a)           142,103       134,138        1.2
                                                                                               -----------   -----------   --------

                                                                     Total Common Stocks in
                                                                     South Africa                  258,302       267,400        2.4
                                                                                               ===========   ===========   ========

South Korea                  Engineering &
                             Construction                    3,553   Hyundai Engineering &
                                                                     Construction Co., Ltd.
                                                                     (GDR)(b)(c)                    45,605        13,324        0.1
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in South Korea          45,605        13,324        0.1
                                                                                               ===========   ===========   ========

Spain                        Petroleum                       2,900   Repsol, S.A. (ADR)(a)         100,275       114,188        1.0
                                                                                               -----------   -----------   --------
                                                                     Total Common
                                                                     Stocks in Spain               100,275       114,188        1.0
                                                                                               ===========   ===========   ========

Sweden                       Banking                         3,200   Sparbanken                     40,252        69,757        0.6
                                                                     Sverige AB (Class A)

                             Chemicals                       3,000   Perstorp AB                    56,249        53,924        0.5
                                                                     (Class B)

                             Investment Management           4,500   Bure Investment AB             37,938        54,497        0.5

                             Real Estate
                             Investment Trusts               2,600   +Castellum AB                  17,442        21,213        0.2
                                                                                               -----------   -----------   --------
                                                                      Total Common
                                                                      Stocks in Sweden             151,881       199,391        1.8
                                                                                               ===========   ===========   ========

Switzerland                  Electrical Equipment               85   ABB AG                         87,949       125,610        1.1

                             Pharmaceuticals                 1,100   Novartis AG (ADR)(a)           47,575        78,650        0.7
                                                                13   Roche Holding AG              108,704       109,939        1.0
                                                                                               -----------   -----------   --------
                                                                                                   156,279       188,589        1.7
                                                                                               -----------   -----------   --------
                                                                     Total Common Stocks
                                                                     in Switzerland                244,228       314,199        2.8
                                                                                               ===========   ===========   ========

United Kingdom               Automobile Parts               40,100   LucasVarity PLC               131,353       127,223        1.1

                             Beverages                       9,500   Grand Metropolitan PLC         64,774        87,292        0.8

                             Chemicals                       8,100   Imperial Chemical
                                                                     Industries PLC
                                                                     (Ordinary)                    100,372       131,119        1.2

                             Merchandising                   9,300   Boots Company PLC              95,557       120,149        1.1

                             Mining                          7,500   Rio Tinto PLC                 114,244       118,430        1.0

                             Office Equipment                  640   Danka Business Systems
                                                                     PLC (ADR) (a)                  31,542        29,840        0.3

                             Retail Stores                   5,900   Dixons Group PLC               62,128        62,204        0.5

                             Telecommunications             21,000   Vodafone Group PLC             73,076       105,252        0.9
                                                                                               -----------   -----------   --------
                                                                     Total Common Stocks in
                                                                     the United Kingdom            673,046       781,509        6.9
                                                                                               ===========   ===========   ========

United States                Aerospace &  Defense              550   AlliedSignal, Inc.             41,038        45,409        0.4
                                                             1,000   GenCorp, Inc.                  29,255        26,750        0.2
                                                               600   United Technologies Corp.      26,530        46,838        0.4
                                                                                               -----------   -----------   --------
                                                                                                    96,823       118,997        1.0

                             Airlines                        1,200 +US Airways Group Inc.           44,104        40,950        0.4

                             Appliances                      1,400   Sunbeam Corp.                  53,084        61,600        0.5

                             Automobile Parts                  850   Federal - Mogul Corp.          31,127        30,388        0.3


                             Automobile Rental &
                             Leasing                         1,000   Hertz Corp. (Class A)          29,921        34,563        0.3


                             Banking                         1,282   Banc One Corp.                 56,014        68,747        0.6
                                                             1,400   Bank of New York
                                                                     Company, Inc.
                                                                     (The)                          29,967        62,475        0.6
                                                              600    BankAmerica Corp.              30,788        39,488        0.3
                                                                                               -----------   -----------   --------
                                                                                                   116,769       170,710        1.5

                             Broadcasting --                  500   +Tele-Communications, Inc.
                             Cable                                   (Class A)                       7,189         8,719        0.1

                             Chemicals                       1,000   du Pont (E.I.) de
                                                                     Nemours & Co.                  54,569        62,313        0.5


                             Computer Services &
                             Software                        1,000   Computer Associates
                                                                     International, Inc.            41,029        66,875        0.6
                                                               500   International Business
                                                                     Machines Corp.                 27,474        50,438        0.4
                                                               200  +Microsoft Corp.                24,211        26,437        0.2
                                                             1,068  +Oracle Corp.                   23,818        40,651        0.4
                                                                                               -----------   -----------   --------
                                                                                                   116,532       184,401        1.6


                             Computers                       1,150  +COMPAQ Computer Corp.          34,217        75,325        0.7
                                                             1,100  +Quantum Corp.                  31,289        38,500        0.3
                                                                                               -----------   -----------   --------
                                                                                                    65,506       113,825        1.0

                             Consumer Products               1,000   Black & Decker
                                                                     Corporation                    33,358        38,312        0.3


                             Containers                      1,600  +Owens-Illinois, Inc.           46,170        55,700        0.5

                             Cosmetics &
                             Toiletries                        875   Avon Products, Inc.            60,732        56,055        0.5

                             Dental Supplies &
                             Equipment                         600   DENTSPLY International Inc.    30,168        33,675        0.3

                             Electronics                       720   Intel Corp.                    48,921        66,195        0.6

                             Financial Services                800   American Express Company       38,967        62,200        0.6
                                                             1,370   MGIC Investment Corp.          52,998        68,928        0.6
                                                                                               -----------   -----------   --------
                                                                                                    91,965       131,128        1.2

                             Health Care --
                             Managed
                             Care                              900  +Oxford Health Plans, Inc.      56,624        65,756        0.6

                             Insurance                         400  Allstate Corp.                  16,373        29,225        0.2
                                                               400  Hartford Life, Inc. (Class A)   12,983        14,925        0.1
                                                               500  Nationwide Financial Services,
                                                                    Inc.                            11,750        13,875        0.1
                                                               100  Provident Companies, Inc.        6,407         6,512        0.1
                                                             1,000  Travelers Group, Inc.           53,925        63,500        0.6
                                                               450  Travelers Property Casualty
                                                                    Corp. (Class A)                 17,942        18,112        0.2
                                                             1,000  UNUM Corporation                31,736        41,250        0.4
                                                                                               -----------   -----------   --------
                                                                                                   151,116       187,399        1.7

                             Leisure/Tourism                 2,100   Brunswick Corporation          52,568        64,050        0.6
                                                               514   TCI Pacific Communications
                                                                     (Convertible Preferred)        45,616        56,925        0.5
                                                                                               -----------   -----------   --------
                                                                                                    98,184       120,975        1.1

                             Machinery                       1,200   American Standard
                                                                     Companies, Inc.                39,338        56,400        0.5

                                                             1,150   Ingersoll-Rand Company         51,790        69,144        0.6
                                                               300   SPX Corp.                      16,368        17,437        0.2
                                                                                               -----------   -----------   --------
                                                                                                   107,496       142,981        1.3

                             Medical Services                  880  +HEALTHSOUTH Corp.              23,874        21,945        0.2
                                                               100  +Horizon/CMS Healthcare
                                                                     Corp.                           2,158         2,056        0.0
                                                                                               -----------   -----------   --------
                                                                                                    26,032        24,001        0.2

                             Natural Gas                     1,100   El Paso Natural Gas Co.        56,692        61,875        0.5
                                                             1,400   Enron Corp.                    54,689        53,987        0.5
                                                                                               -----------   -----------   --------
                                                                                                   111,381       115,862        1.0

                             Oil Services                    1,500   Dresser Industries, Inc.       29,046        62,625        0.5
                                                               400   Schlumberger Ltd.              12,862        30,475        0.3
                                                               650  +Smith International, Inc.      29,748        47,287        0.4
                                                                                               -----------   -----------   --------
                                                                                                    71,656       140,387        1.2

                             Petroleum                         400   Pennzoil Company               16,054        30,875        0.3
                                                             1,000   Unocal Corp.                   33,402        39,062        0.3
                                                                                               -----------   -----------   --------
                                                                                                    49,456        69,937        0.6

                             Pharmaceuticals                   900   American Home
                                                                     Products Corporation           52,940        64,800        0.6

                                                               600   Merck & Co., Inc.              20,511        55,087        0.5
                                                                                               -----------   -----------   --------
                                                                                                    73,451       119,887        1.1


                             Railroads                         500   Burlington Northern
                                                                     Santa Fe                       41,528        45,844        0.4

                             Real Estate
                             Investment                      1,400   Prentiss Properties Trust      28,797        38,675        0.4
                             Trusts                            800   Starwood Lodging Trust         36,000        36,950        0.3
                                                                                               -----------   -----------   --------
                                                                                                    64,797        75,625        0.7

                             Retail Stores                   1,255   Rite Aid Corporation           42,351        62,828        0.6
                                                               300  +Safeway, Inc.                  15,883        15,281        0.1
                                                             1,100   Sears, Roebuck & Co.           44,048        62,425        0.5
                                                                                               -----------   -----------   --------
                                                                                                   102,282       140,534        1.2

                             Software -- Computer            1,100  +BMC Software, Inc.             41,343        68,750        0.6

                             Telecommunications              1,000  +Airtouch Communications,
                                                                     Inc.                           27,955        33,812        0.3

                                                             1,600  +WorldCom, Inc.                 39,831        47,900        0.4
                                                                                               -----------   -----------   --------
                                                                                                    67,786        81,712        0.7

                             Tobacco                           850   Philip Morris
                                                                     Companies, Inc.                28,323        37,081        0.3


                             Travel & Lodging                1,400   Carnival Corporation
                                                                     (Class A)                      40,147        61,337        0.5


                             Utilities -- Electric           2,300   Edison International           43,145        55,487        0.5
                                                                                               -----------   -----------   --------
                                                                     Total Common Stocks in
                                                                     the United States           2,101,685     2,761,086       24.3
                                                                                               ===========   ===========   ========
                                                                     Total Investments
                                                                     in Common Stocks            7,474,845     8,658,503       76.4
                                                                                               ===========   ===========   ========

                                                        Face
                                                        Amount       Fixed-Income Securities
Canada                       Foreign Government
                             Obligations           C$  100,000       Canadian Government Bonds,
                                                                     7% due 12/01/2006              75,972        77,219        0.7
                                                                                               -----------   -----------   --------
                                                                    Total Fixed-Income
                                                                    Securities in
                                                                    Canada                          75,972        77,219        0.7
                                                                                               ===========   ===========   ========

Denmark                      Foreign Government
                             Obligations           Dkr  1,000,000   Danish Government Bonds,
                                                                    7% due 11/15/2007              159,760       153,496        1.4
                                                                                               -----------   -----------   --------
                                                                    Total Fixed-Income
                                                                    Securities in Denmark          159,760       153,496        1.4
                                                                                               ===========   ===========   ========

Germany                      Foreign Government                     Bundesrepublik
                             Obligations           DM  120,000      Deutschland:
                                                                    7.125% due
                                                                    12/20/2002                      83,338        73,160        0.6
                                                       225,000      6.50% due 10/14/2005           142,066       132,733        1.2
                                                        75,000      Treuhandanstalt, 6.875% due
                                                                    6/11/2003                       49,876        45,304        0.4
                                                                                               -----------   -----------   --------
                                                                    Total Fixed-Income
                                                                    Securities in
                                                                    Germany                        275,280       251,197        2.2
                                                                                               ===========   ===========   ========

Italy                        Foreign  Government
                             Obligations       Lit 240,000,000      Buoni Poliennali
                                                                    del Tesoro,
                                                                    8.50% due 1/01/2004            147,590       149,737        1.3
                                                                                               -----------   -----------   --------
                                                                    Total Fixed-Income
                                                                    Securities in Italy            147,590       149,737        1.3
                                                                                               ===========   ===========   ========


Spain                        Foreign
                             Government
                             Obligations        Pta 20,000,000      Spanish Government Bonds,
                                                                    7.90% due 2/28/2002            162,076       143,389        1.3
                                                                                               -----------   -----------   --------
                                                                    Total Fixed-Income
                                                                    Securities in Spain            162,076       143,389        1.3
                                                                                               ===========   ===========   ========

Sweden                       Foreign Government                      Government of
                             Obligations                             Sweden:
                                                   Skr  600,000      10.25% due 5/05/2000          101,118        85,490        0.8

                                                        600,000      8% due 8/15/2007               84,621        84,172        0.7
                                                                                               -----------   -----------   --------
                                                                     Total Fixed-Income
                                                                     Securities in Sweden          185,739       169,662        1.5
                                                                                               ===========   ===========   ========

United Kingdom               Foreign Government
                             Obligations     [#]        135,000      UK Treasury Gilt,
                                                                     7.25% due 12/07/2007          223,453       221,379        1.9
                                                                                               -----------   -----------   --------
                                                                     Total Fixed-Income
                                                                     Securities in
                                                                     the United Kingdom            223,453       221,379        1.9
                                                                                               ===========   ===========   ========


United States                US Government
                             Obligations           US$  395,000      US Treasury
                                                                     Bonds, 6.625% due
                                                                     2/15/2027                     387,757       393,949        3.5
                                                                     US Treasury Notes:
                                                        500,000      6% due 8/15/1999              501,367       500,080        4.4
                                                        110,000      6.50% due 5/31/2002           110,739       111,118        1.0
                                                        175,000      6.25% due 2/15/2007           176,395       173,222        1.5
                                                         95,000      6.625% due 5/15/2007           96,174        96,633        0.8
                                                                                               -----------   -----------   --------
                                                                     Total Fixed-Income
                                                                     Securities in
                                                                     the United States           1,272,432     1,275,002       11.2
                                                                                               ===========   ===========   ========
                                                                     Total Investments in
                                                                     Fixed-Income Securities     2,502,302     2,441,081       21.5
                                                                                               ===========   ===========   ========

                                                       Short-Term Securities

United States  Commercial Paper*          389,000      General Motors Acceptance Corp.,
                                                       5.69% due 9/02/1997                         388,816       388,816        3.4
                                                                                               -----------   -----------   --------
                                                      Total Investments in
                                                      Short-Term Securities                        388,816       388,816        3.4
                                                                                               ===========   ===========   ========
               Total Investments                                                               $10,365,963    11,488,400      101.3
                                                                                               ===========   ===========   ========

               Unrealized Depreciation on Forward Foreign Exchange Contracts**                                   (66,629)      (0.6)


               Liabilities in Excess of Other Assets                                                             (79,352)      (0.7)

                                                                                                             -----------   --------
                             Net Assets                                                                      $11,342,419      100.0%

                                                                                                             ===========   ========

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
+   Non-income producing security.
* Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
**  Forward foreign exchange contracts as of August 31, 1997 were as follows:

                                                                                               Unrealized
                                                                                              Appreciation
                                                     Expiration                              (Depreciation)
Foreign Currency Sold                                      Date                                 (Note 1b)
A           $165,000                               September 1997                              $     1,320
Chf          525,000                               September 1997                                  (7,090)
DM         1,175,000                               September 1997                                 (25,430)
Dkr        1,070,000                               September 1997                                  (1,016)
Fim        1,875,000                               September 1997                                  (6,222)
Frf        2,250,000                               September 1997                                 (15,563)
[#]          530,000                               September 1997                                 (24,066)
Lit      700,000,000                               September 1997                                  (1,856)
Pta       39,500,000                               September 1997                                  (8,466)
Skr        2,900,000                               September 1997                                  (1,478)
(yen)    160,000,000                               September 1997                                  23,238

Total Unrealized Depreciation on Forward Foreign
Exchange Contracts -- Net (US$ Commitment -- $5,159,188)                                         $(66,629)
                                                                                                 ========

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                            As of August 31, 1997

Assets:                     Investments, at value (identified cost -- $10,365,963) (Note 1a)                        $11,488,400
                            Receivables:
                            Interest                                                                 $    40,207
                            Dividends                                                                     15,679
                            Capital shares sold                                                            6,693         62,579
                                                                                                     -----------
                            Deferred organization expenses (Note 1f)                                                     44,460
                            Prepaid registration fees and other assets (Note 1f)                                         26,146
                                                                                                                    -----------
                            Total assets                                                                             11,621,585
                                                                                                                    -----------

Liabilities:                Unrealized depreciation on forward foreign exchange contracts (Note 1b)                      66,629
                            Payables:
                            Securities purchased                                                          91,575
                            Capital shares redeemed                                                       35,792
 Distributor (Note 2)                                                                                      7,552        134,919
                                                                                                     -----------
                            Accrued expenses and other liabilities                                                       77,618
                                                                                                                    -----------
                            Total liabilities                                                                           279,166
                                                                                                                    -----------

Net Assets:                 Net assets                                                                              $11,342,419
                                                                                                                    ===========

Net Assets                  Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:                 authorized                                                                              $    14,690
                            Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                            authorized                                                                                   68,901
                            Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                            authorized                                                                                    4,715
                            Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                            authorized                                                                                    4,592
                            Paid-in capital in excess of par                                                          8,954,740
                            Undistributed investment income -- net                                                      260,927
                            Undistributed realized capital gains on investments and foreign currency
                            transactions -- net                                                                         979,569
                            Unrealized appreciation on investments and foreign currency
                            transactions -- net                                                                       1,054,285

                                                                                                                    -----------
                            Net assets                                                                              $11,342,419
                                                                                                                    ===========

Net Asset Value:            Class A -- Based on net assets of $1,803,323 and 146,895 shares
                            outstanding                                                                                  $12.28
                                                                                                                    ===========
                            Class B -- Based on net assets of $8,403,038 and 689,006 shares
                            outstanding                                                                                  $12.20
                                                                                                                    ===========
                            Class C -- Based on net assets of $571,945 and 47,148 shares
                            outstanding                                                                                  $12.13
                                                                                                                    ===========
                            Class D -- Based on net assets of $564,113 and 45,922 shares
                            outstanding                                                                                  $12.28
                                                                                                                    ===========

                            See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                            For the Year Ended August 31, 1997

Investment                  Dividends (net of $14,418 foreign witholding tax)                                       $187,352
Income                      Interest and discount earned (net of $277 foreign witholding tax)                        133,552
(Notes 1d & 1e):                                                                                                    --------
                            Total income                                                                             320,904
                                                                                                                    --------

Expenses:                   Investment advisory fees (Note 2)                                  $ 83,088
                            Account maintenance and distribution fees -- Class B (Note 2)        82,939
                            Registration fees (Note 1f)                                          64,463
                            Professional fees                                                    63,666
                            Printing and shareholder reports                                     43,399
                            Accounting services (Note 2)                                         37,254
                            Transfer agent fees -- Class B (Note 2)                              24,357
                            Custodian fees                                                       23,167
                            Amortization of organization expenses (Note 1f)                      22,230
                            Directors' fees and expenses                                         12,680
                            Pricing fees                                                          7,540
                            Account maintenance and distribution fees -- Class C (Note 2)         5,491
                            Transfer agent fees -- Class A (Note 2)                               4,070
                            Transfer agent fees -- Class D (Note 2)                               1,828
                            Transfer agent fees -- Class C (Note 2)                               1,727
                            Account maintenance fees -- Class D (Note 2)                          1,709
                            Other                                                                16,287
                                                                                             ----------
                            Total expenses before reimbursement                                 495,895
                            Reimbursement of expenses (Note 2)                                  (92,035)
                                                                                             ----------
                            Total expenses after reimbursement                                                       403,860
                                                                                                                   ---------
                            Investment loss -- net                                                                   (82,956)
                                                                                                                   ---------
Realized &                  Realized gain from:
Unrealized                  Investments -- net                                                1,370,449
Gain (Loss) on              Foreign currency transactions -- net                                346,184            1,716,633
Investments &                                                                                 ---------
Foreign Currency            Change in unrealized appreciation/depreciation on:
Transactions -- Net         Investments -- net                                                  630,794
(Notes 1b, 1c,              Foreign currency transactions -- net                                (68,424)             562,370
1e & 3):                                                                                     ----------           ----------
                            Net realized and unrealized gain on investments and foreign currency
                            transactions                                                                           2,279,003
                                                                                                                  ----------
                            Net Increase in Net Assets Resulting from Operations                                  $2,196,047
                                                                                                                  ==========

                            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                     August 31,
                 Increase (Decrease) in Net Assets:                                            1997                       1996
Operations:      Investment income (loss) -- net                                            $(82,956)                    $45,807
                 Realized gain on investments and foreign currency transactions -- net     1,716,633                       3,841
                 Change in unrealized appreciation on investments and foreign currency
                 transactions -- net                                                         562,370                     475,895
                                                                                         -----------                 -----------
                 Net increase in net assets resulting from operations                      2,196,047                     525,543
                                                                                         -----------                 -----------

Dividends to     Investment income -- net:
Shareholders     Class A                                                                      (1,155)                    (24,902)
(Note 1g):       Class B                                                                      (3,263)                    (67,838)
                 Class C                                                                        (248)                     (5,670)
                 Class D                                                                        (286)                    (24,710)
                 In excess of investment income -- net:
                 Class A                                                                     (19,884)                    (10,554)
                 Class B                                                                     (56,180)                    (28,754)
                 Class C                                                                      (4,268)                     (2,403)
                 Class D                                                                      (4,925)                    (10,474)
                                                                                         -----------                 -----------
                 Net decrease in net assets resulting from dividends to shareholders         (90,209)                   (175,305)
                                                                                         -----------                 -----------

Capital Share    Net decrease in net assets derived from capital share transactions       (2,007,510)                 (5,049,797)
Transactions                                                                             -----------                 -----------
(Note 4):

Net Assets:      Total increase (decrease) in net assets                                      98,328                  (4,699,559)
                 Beginning of year                                                        11,244,091                  15,943,650
                                                                                         -----------                 -----------
                 End of year*                                                            $11,342,419                 $11,244,091
                                                                                         ===========                 ===========

               * Undistributed investment income -- net (Note 1h)                           $260,927                     $87,908
                                                                                         ===========                 ===========

                 See Notes to Financial Statements.


Financial Highlights
                                                                         Class A                       Class B
                                                                                     For the                              For the
                                                                 For the             Period             For the           Period
                                                                   Year              Sept. 2,            Year             Sept. 2,
The following per share data and ratios have been derived          Ended            1994+ to            Ended            1994+ to
from information provided in the financial statements.           Aug. 31,            Aug. 31,           Aug. 31,          Aug. 31,


                                                             1997++++       1996         1995       1997++++      1996        1995
                 Increase (Decrease) in Net Asset Value:
Per Share        Net asset value, beginning of period        $10.13        $9.90      $10.00      $10.09         $9.83      $10.00
Operating                                                 ---------    ---------    --------    --------     ---------   ---------
Performance:
                 Investment income (loss) -- net                .01          .12         .16        (.11)          .01         .05
                 Realized and unrealized gain (loss)
                 on investments and foreign currency
                 transactions -- net                           2.30          .34        (.22)       2.30          .35         (.21)
                                                          ---------      -------   ---------   ---------      -------   ----------
                 Total from investment operations              2.31          .46        (.06)       2.19          .36         (.16)
                                                          ---------      -------   ---------   ---------      -------   ----------
                 Less dividends:
                 Investment income -- net                      (.01)        (.16)      (.04)     --+++++         (.07)        (.01)
                 In excess of investment income --
                 net                                           (.15)        (.07)       --          (.08)        (.03)         --
                                                          ---------      -------  ---------    ---------      -------   ----------
                 Total dividends                               (.16)        (.23)     (.04)         (.08)        (.10)        (.01)
                                                          ---------      -------  ---------    ---------      -------   ----------
                 Net asset value, end of period              $12.28       $10.13     $9.90        $12.20       $10.09        $9.83
                                                          =========      =======  =========    =========      =======   ==========

Total Investment Based on net asset value per share           23.06%       4.71%      (.59%)++     21.81%        3.65%     (1.60%)++

Return:**                                                 =========    =========  =========      =======    =========    =========
Ratios to        Expenses, net of reimbursement                2.79%       2.47%      2.47%*        3.84%        3.50%      3.50%*
Average Net                                               =========    =========  =========      =======    =========    =========
Assets:          Expenses                                      3.61%       3.75%      3.31%*        4.67%        4.78%      4.37%*
                                                          =========      =======  =========    =========      =======    =========
                 Investment income (loss) -- net                .13%       1.16%      1.46%*        (.94%)        .13%       .43%*
                                                          =========      =======  =========    =========      =======   ==========
Supplemental     Net assets, end of period (in
Data:            thousands)                                 $ 1,803     $1,352      $1,677        $8,403       $8,141     $11,835
                                                          =========    =======      ======       =======       ======     =======
                 Portfolio turnover                          128.28%    120.43%      42.50%       128.28%      120.43%      42.50%
                                                          =========    =======   =========     =========      =======    ========
                 Average commission rate paid+++             $.0215    $ .0184       --           $.0215      $ .0184        --
                                                          =========    =======   =========     =========      =======    ========

                                                                     Class C                             Class D
                                                                                     For the                            For the
                                                                For the              Period          For the            Period
                                                                Year                 Oct. 21,        Year               Oct. 21,
The following per share data and ratios have been derived       Ended                1994+ to         Ended            1994+ to
information provided in the financial statements.             Aug. 31,              Aug. 31,          Aug. 31,         Aug. 31,


                                                             1997++++        1996        1995     1997++++      1996        1995
                  Increase (Decrease) in Net
                    Asset Value:
Per Share         Net asset value, beginning of period       $10.05      $9.82        $9.85       $10.11       $9.88      $9.86
Operating                                                  --------    -------     --------    ---------   ---------   --------
Performance:      Investment income (loss) -- net              (.11)      (.04)         .04         (.02)        .08        .10
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions -- net                          2.28        .39         (.05)        2.30         .36       (.04)
                                                          ---------    -------    ---------    ---------     -------   --------
                  Total from investment operations             2.17        .35         (.01)        2.28         .44        .06
                                                          ---------    -------    ---------    ---------     -------   --------

                  Less dividends:
                  Investment income -- net                  --+++++       (.08)        (.02)        (.01)       (.15)      (.04)
                  In excess of investment income --
                  net                                          (.09)      (.04)         --          (.10)       (.06)        --
                                                          ---------    -------    ---------    ---------     -------   --------
                  Total dividends                              (.09)      (.12)        (.02)        (.11)       (.21)      (.04)
                                                          ---------    -------    ---------    ---------     -------   --------
                  Net asset value, end of period             $12.13     $10.05        $9.82       $12.28      $10.11      $9.88
                                                          =========    =======    =========    =========     =======   ========

Total Investment  Based on net asset value per share          21.71%     3.61%         (.05%)++    22.66%       4.51%       .59%++
Return:**                                                  ========    =======     =========     =======    ========   ========


Ratios to         Expenses, net of reimbursement               3.86%     3.52%         3.51%*       3.05%       2.72%      2.75%*
Average Net                                                ========    =======     =========      =======    ========  ========
Assets:           Expenses                                     4.68%     4.81%         4.58%*       3.92%       4.00%      4.32%*
                                                          =========    =======     =========      =======     =======  ========
                  Investment income (loss) -- net              (.94%)     .09%          .51%*       (.21%)       .93%      1.43%*
                                                          =========    =======     =========    =========     =======  ========
Supplemental      Net assets, end of period (in
Data:             thousands)                                   $572      $438          $735         $564      $1,313     $1,697
                                                          =========    =======     =========    =========     =======  ========
                  Portfolio turnover                         128.28%   120.43%        42.50%      128.28%     120.43%     42.50%
                                                          =========    =======     =========    =========     =======  ========
                  Average commission rate paid+++            $.0215    $.0184          --         $.0215      $.0184       --
                                                             ======    =======       =======    =========    ========  =======
              *   Annualized.
              **  Total investment returns exclude the effects of sales loads.
              +   Commencement of Operations.
              ++  Aggregate total investment return.
              +++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
             ++++ Based on average shares outstanding during the year.
            +++++ Amount is less than $.01 per share.

                  See Notes to Financial Statements.

       Merrill Lynch Asset Growth Fund, Inc., August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Options -- The Fund is authorized to write covered call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Dividends in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign currency transactions. Accordingly, current year's permanent book/tax differences of $346,184 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. For the year ended August 31, 1997, MLAM earned fees of $83,088, all of which was voluntarily waived. MLAM also reimbursed the Fund for additional expenses of $8,947.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and rates based upon the average daily net assets of the shares as follows:

                   Account        Distribution
                Maintenance Fee        Fee

Class B               0.25%          0.75%
Class C               0.25%          0.75%
Class D               0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                     MLFD                    MLPF&S

Class A               $12                     $130
Class D              $194                   $2,485

For the year ended August 31, 1997, MLPF&S received contingent deferred sales charges of $35,456 and $77 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $3,252 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1997.

During the year ended August 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $120 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, MLFD, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $13,652,229 and $15,573,229, respectively.

Net realized and unrealized gains (losses) as of August 31, 1997 were as follows:

                                     Gains Realized   Gains Unrealized
                                          (Losses)          (Losses)

Long-term investments                  $1,370,449        $1,122,437
Forward foreign exchange contracts        432,929           (66,629)
Foreign currency transactions             (86,745)           (1,523)
                                       ----------        ----------
Total                                  $1,716,633        $1,054,285
                                       ==========        ==========

As of August 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,109,191 of which $1,609,746, related to appreciated securities and $500,555 related to depreciated securities. At August 31, 1997, the aggregate cost of investments for Federal income tax purposes was $10,379,209.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $2,007,510 and $5,049,797 for the years ended August 31, 1997 and August 31, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                     Dollar
Ended August 31, 1997              Shares       Amount

Shares sold                         64,930   $   766,134
Shares issued to shareholders
in reinvestment of dividends         1,699        18,333
                                  --------   -----------
Total issued                        66,629       784,467
Shares redeemed                    (53,161)     (620,321)
                                  --------   -----------
Net increase                        13,468   $   164,146
                                  ========   ===========

Class A Shares for the Year                       Dollar
Ended August 31, 1996               Shares        Amount

Shares sold                         36,673   $   368,782
Shares issued to shareholders
in reinvestment of dividends         2,989        28,966
                                  --------   -----------
Total issued                        39,662       397,748
Shares redeemed                    (75,614)     (757,231)
                                  --------   -----------
Net decrease                       (35,952)  $  (359,483)
                                  ========   ===========

Class B Shares for the Year                       Dollar
Ended August 31, 1997               Shares        Amount

Shares sold                        134,761   $ 1,545,773
Shares issued to shareholders
in reinvestment of dividends         4,415        47,640
                                  --------   -----------
Total issued                       139,176     1,593,413
Automatic conversion of shares      (1,041)      (12,375)
Shares redeemed                   (255,962)   (2,880,538)
                                  --------   -----------
Net decrease                      (117,827)  $(1,299,500)
                                  ========   ===========

Class B Shares for the Year                       Dollar
Ended August 31, 1996               Shares        Amount

Shares sold                        107,795   $ 1,080,559
Shares issued to shareholders
in reinvestment of dividends         7,835        76,236
                                  --------   -----------
Total issued                       115,630     1,156,795
Automatic conversion of shares      (2,219)      (22,220)
Shares redeemed                   (510,410)   (5,087,031)
                                  --------   -----------
Net decrease                      (396,999)  $(3,952,456)
                                  ========   ===========

Class C Shares for the Year                       Dollar
Ended August 31, 1997               Shares        Amount

Shares sold                         26,773   $   292,552
Shares issued to shareholders
in reinvestment of dividends           391         4,201
                                  --------   -----------
Total issued                        27,164       296,753
Shares redeemed                    (23,609)     (265,841)
                                  --------   -----------
Net increase                         3,555   $    30,912
                                  ========   ===========

Class C Shares for the Year                       Dollar
Ended August 31, 1996               Shares        Amount

Shares sold                          8,016   $    79,485
Shares issued to shareholders
in reinvestment of dividends           642         6,222
                                  --------   -----------
Total issued                         8,658        85,707
Shares redeemed                    (39,859)     (397,832)
                                  --------   -----------
Net decrease                       (31,201)  $  (312,125)
                                  ========   ===========

Class D Shares for the Year                       Dollar
Ended August 31, 1997               Shares        Amount

Shares sold                         24,261   $   273,733
Automatic conversion of shares       1,037        12,375
Shares issued to shareholders
in reinvestment of dividends           437         4,728
                                  --------   -----------
Total issued                        25,735       290,836
Shares redeemed                   (109,712)   (1,193,904)
                                  --------   -----------
Net decrease                       (83,977)  $  (903,068)
                                  ========   ===========

Class D Shares for the Year                       Dollar
Ended August 31, 1996               Shares        Amount

Shares sold                         44,926   $   449,969
Automatic conversion of shares       2,211        22,220
Shares issued to shareholders
in reinvestment of dividends         3,537        34,271
                                  --------   -----------
Total issued                        50,674       506,460
Shares redeemed                    (92,454)     (932,193)
                                  --------   -----------
Net decrease                       (41,780)  $  (425,733)
                                  ========   ===========

5. Commitments:
At August 31, 1997, the Fund had foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase various foreign currencies with approximate values of $35,000.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
 Precious and Industrial Metal-Related Securities..........................   2
 Real Estate-Related Securities............................................   3
 Portfolio Strategies Involving Options and Futures........................   4
 Other Investment Policies and Practices...................................   8
 Investment Restrictions...................................................  11
Management of the Fund.....................................................  14
 Directors and Officers....................................................  14
 Management and Advisory Arrangements......................................  15
Purchase of Shares.........................................................  17
 Alternative Sales Arrangements............................................  17
 Initial Sales Charge Alternatives--
  Class A and Class D Shares...............................................  18
 Reduced Initial Sales Charges.............................................  19
 Distribution Plans........................................................  23
 Limitations on the Payment of Deferred Sales Charges......................  24
Redemption of Shares.......................................................  25
 Deferred Sales Charge Alternatives--
  Class B and Class C Shares...............................................  26
Portfolio Transactions and Brokerage.......................................  27
Determination of Net Asset Value...........................................  29
Shareholder Services.......................................................  30
 Investment Account........................................................  30
 Automatic Investment Plans................................................  30
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  30
 Systematic Withdrawal Plans...............................................  31
 Retirement Plans..........................................................  32
 Exchange Privilege........................................................  32
Dividends, Distributions and Taxes.........................................  35
 Dividends and Distributions...............................................  35
 Taxes.....................................................................  35
Performance Data...........................................................  39
General Information........................................................  41
 Description of Shares.....................................................  41
 Computation of Offering Price Per Share...................................  42
Independent Auditors.......................................................  42
Custodian..................................................................  42
Transfer Agent.............................................................  42
Legal Counsel..............................................................  43
Reports to Shareholders....................................................  43
Additional Information.....................................................  43
Appendix--Ratings of Fixed Income Securities...............................  44
Independent Auditors' Report...............................................  51
Financial Statements.......................................................  53

                                                           Code #18239-1297

[LOGO] MERRILL LYNCH

Merrill Lynch
Asset Growth Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    December 9, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS:

  Contained in Part A:

  Financial Highlights for each of the years in the two-year period ended August 31, 1997 and for the period September 2, 1994, (commencement of operations) to August 31, 1995.

  Contained in Part B:

  Schedule of Investments as of August 31, 1997.

  Statement of Assets and Liabilities as of August 31, 1997.

  Statement of Operations for the year ended August 31, 1997.

  Statements of Changes in Net Assets for each of the years in the two year period ended August 31, 1997.

  Financial Highlights for each of the years in the two-year period ended August 31, 1997 and for the period September 2, 1994, (commencement of operations) to August 31, 1995.

(b) EXHIBITS:



 EXHIBIT
 NUMBER
 -------

   1(a)  --Articles of Incorporation of the Registrant as amended.*
    (b)  --Articles Supplementary to Articles of Incorporation.***
   2     --By-Laws of the Registrant, as amended.*
   3     --None.
   4     --Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and By-Laws of Registrant.(a)
   5     --Form of Management Agreement between Registrant and Merrill Lynch
          Asset Management, L.P.*
   5(a)  --Form of Sub-Advisory Agreement between Fund Asset Management, L.P.
          and Merrill Lynch Asset Management U.K. Limited.****
   6(a)  --Form of Amended Class A Shares Distribution Agreement between
          Registrant and Merrill Lynch Funds Distributor, Inc.**
    (b) --Form of Class B Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.*
    (c) --Form of Class C Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.**
    (d) --Form of Class D Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.**
   7     --None.
   8     --Form of Custodian Agreement between Registrant and The Chase
          Manhattan Bank, N.A.*
   9(a)  --Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Financial Data Services, Inc.*
    (b) --Form of Agreement between Merrill Lynch & Co., Inc. and the Registrant relating to use by Registrant of Merrill Lynch name.*
  10     --Opinion and consent of Rogers & Wells.*
         --Opinion and consent of Galland, Kharasch, Morse & Garfinkle, P.C.*
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.****
  12     --None.
  13(a)  --Certificate of Merrill Lynch Asset Management, L.P. relating to
          Class A and Class B shares.*
    (b) --Certificate of Merrill Lynch Asset Management, L.P. relating to Class C and Class D shares.**

 EXHIBIT
 NUMBER
 -------
  14     --None.
  15(a)  --Class B Distribution Plan of the Registrant and Distribution Plan
          Sub-Agreement.*
    (b)  --Class C Distribution Plan of the Registrant and Distribution Plan
          Sub-Agreement.**
    (c)  --Class D Distribution Plan of the Registrant and Distribution Plan
          Sub-Agreement.**
  16     --Schedule for computation of each performance in the quotation provided in the Registration Statement in response to Item 22 (for
          Class A, Class B, Class C and Class D shares).***
  24     --Power of Attorney for Robert S. Salomon, Jr.***
  27(a)  --Financial Data Schedule--Class A shares.****
    (b)  --Financial Data Schedule--Class B Shares.****
    (c)  --Financial Data Schedule--Class C Shares.****
    (d)  --Financial Data Schedule--Class D Shares.****

--------
(a) Reference is made to Article II (Sections 3 and 4), Article V (Section 3),
    Article IV, Article VI, Article VII and Article IX of the Registrant's Articles of Incorporation, filed as Exhibit (1) to Amendment No. 2 to the Registration Statement; and Article II, Article III (Sections 1, 3, 5, 6 and 17), Article IV (Section 2), Article V (Section 7), Article VI, Article VII, Article XII, Article XIII, and Article XIV of the Registrant's By-Laws, as amended, previously filed as Exhibit (2) to Amendment No. 2 to the Registration Statement.

   * Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement.
  ** Previously filed with Post-Effective Amendment No. 1 to the Registration
   Statement.
 *** Previously filed with Post-Effective Amendment No. 2 to the Registration
   Statement.
**** Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                                                                  NUMBER OF
                                                                  HOLDERS AT
      TITLE OF CLASS                                           OCTOBER 31, 1997
      --------------                                           ----------------
      Shares of Class A Common Stock, par value $0.10 per
       share..................................................        314
      Shares of Class B Common Stock, par value $0.10 per
       share..................................................      1,083
      Shares of Class C Common Stock, par value $0.10 per
       share..................................................         96
      Shares of Class D Common Stock, par value $0.10 per
       share..................................................         52

--------
Note: The number of holders shown in the table above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article V of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A, Class B and Class C Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF MANAGER.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch

Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Insitutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MultiHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P., ("MLAM" or the "Manager") acts an investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM and Princeton Services, Inc., ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 1, 1992, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.


                                                                OTHER SUBSTANTIAL BUSINESS,
                                         POSITION                   PROFESSION, VOCATION
             NAME                      WITH MANAGER                    OR EMPLOYMENT
             ----                      ------------             ---------------------------
 ML & Co. ...................  Limited Partner               Financial Services Holding
                                                             Company; Limited Partner of FAM
 Princeton Services..........  General Partner               General Partner of FAM.
 Arthur Zeikel...............  President                     President of FAM; President and
                                                             Director of Princeton Services;
                                                             Executive Vice President of ML &
                                                             Co.
 Terry K. Glenn..............  Executive Vice President      Executive Vice President of FAM;
                                                             Executive Vice President and
                                                             Director of Princeton Services;
                                                             President and Director of Merrill
                                                             Lynch Funds Distributor, Inc.
                                                             (the "Distributor"); Director of
                                                             FDS; President of Princeton
                                                             Administrators, L.P.
 Linda L. Federici...........  Senior Vice President         Senior Vice President of FAM and
                                                             Senior Vice President of
                                                             Princeton Services
 Philip L. Kirstein..........  Senior Vice President,        Senior Vice President, General
                               General Counsel and Secretary Counsel and Secretary of FAM;
                                                             Senior Vice President, General
                                                             Counsel, Director and Secretary
                                                             of Princeton Services
 Vincent R. Giordano.........  Senior Vice President         Senior Vice President of FAM;
                                                             Senior Vice President of
                                                             Princeton Services
 Elizabeth A. Griffin........  Senior Vice President         Senior Vice President of FAM and
                                                             Senior Vice President of
                                                             Princeton Services
 Norman R. Harvey............  Senior Vice President         Senior Vice President of FAM;
                                                             Senior Vice President of
                                                             Princeton Services
 Michael J. Hennewinkel......  Senior Vice President         Senior Vice President of FAM;
                                                             Senior Vice President of
                                                             Princeton Services
 Ronald M. Kloss.............  Senior Vice President         Senior Vice President and
                               and Controller                Controller of FAM; Senior Vice
                                                             President and Controller of
                                                             Princeton Services
 Debra Landsman-Yaros........  Senior Vice President         Senior Vice President of FAM;
                                                             Vice President of MLFD and Senior
                                                             Vice President of Princeton
                                                             Services
 Stephen M.M. Miller.........  Senior Vice President         Executive Vice President of
                                                             Princeton Administrators, L.P.;
                                                             Senior Vice President of
                                                             Princeton Services
 Joseph T. Monagle, Jr. .....  Senior Vice President         Senior Vice President of FAM;
                                                             Senior Vice President of
                                                             Princeton Services

                                                        OTHER SUBSTANTIAL BUSINESS,
                                     POSITION               PROFESSION, VOCATION
             NAME                  WITH MANAGER                OR EMPLOYMENT
             ----                  ------------         ---------------------------
 Michael L. Quinn............  Senior Vice President Senior Vice President of FAM;
                                                     Senior Vice President of
                                                     Princeton Services; Managing
                                                     Director and First Vice President
                                                     of Merrill Lynch from 1989 to
                                                     1995
 Richard L. Reller...........  Senior Vice President Senior Vice President of FAM;
                                                     Senior Vice President of
                                                     Princeton Services and Director
                                                     of MLFD
 Gerald M. Richard...........  Senior Vice President Senior Vice President and
                               and Treasurer         Treasurer of FAM; Senior Vice
                                                     President and Treasurer of
                                                     Princeton Services; Vice
                                                     President and Treasurer of the
                                                     Distributor
 Gregory D. Upah.............  Senior Vice President Senior Vice President of FAM and
                                                     Senior Vice President of
                                                     Princeton Services
 Ronald L. Welburn...........  Senior Vice President Senior Vice President of FAM;
                                                     Senior Vice President of
                                                     Princeton Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies; Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc. Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Trust Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this
Item 28:

                                                        OTHER SUBSTANTIAL BUSINESS,
                                   POSITION WITH            PROFESSION, VOCATION
             NAME                    MLAM U.K.                 OR EMPLOYMENT
             ----                  -------------        ---------------------------
 Arthur Zeikel...............  Director and Chairman President of the Manager and FAM;
                                                     President and Director of
                                                     Princeton Services, Executive
                                                     Vice President of ML & Co.

                                                             OTHER SUBSTANTIAL BUSINESS,
                                     POSITION WITH               PROFESSION, VOCATION
            NAME                       MLAM U.K.                    OR EMPLOYMENT
            ----                     -------------           ---------------------------
Alan J. Albert..............  Senior Managing Director    Vice President of the Manager
Terry K. Glenn..............  Director                    Director of Merrill Lynch Europe
                                                          PLC; General Counsel of Merrill
                                                          Lynch International Private
                                                          Banking Group
Gerald M. Richard...........  Senior Vice President       Senior Vice President and
                                                          Treasurer of the Manager and FAM;
                                                          Senior Vice President and
                                                          Treasurer of Princeton Services;
                                                          Vice President and Treasurer of
                                                          the Distributor
Carol Ann Langham...........  Company Secretary           None
Debra Anne Searle...........  Assistant Company Secretary None

ITEM 29.   PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9081, except that the address of Messrs. Cook, Aldrich, Brady, Breen, Fatseas, and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                              POSITION(S) AND OFFICE(S)      POSITIONS AND OFFICES
          NAME                    WITH DISTRIBUTOR              WITH REGISTRANT
          ----                -------------------------      ---------------------
Terry K. Glenn..........  President and Director            Executive Vice President
Richard L. Reller.......  Director                                    None
Thomas J. Verage........  First Vice President and Director           None
William E. Aldrich......  Senior Vice President                       None
Robert W. Crook.........  Senior Vice President                       None
Michael J. Brady........  Vice President                              None
William M. Breen........  Vice President                              None
Michael G. Clark........  Vice President                              None
James T. Fatseas........  Vice President                              None
Debra W. Landsman-Yaros.  Vice President                              None
Gerald M. Richard.......  Vice President and Treasurer             Treasurer
Salvatore Venezia.......  Vice President                              None
William Wasel...........  Vice President                              None
Robert Harris...........  Secretary                                   None

  (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31.  MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

  (d) The Fund, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY ON THE TH
DAY OF     , 1997.

                                         MERRILL LYNCH ASSET GROWTH FUND,
                                         INC.

                                                   /s/ Arthur Zeikel
                                         By __________________________________
                                               (ARTHUR ZEIKEL, PRESIDENT)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                       TITLE                 DATE

         /s/ Arthur Zeikel            President and
------------------------------------   Director                     , 1997
          (ARTHUR ZEIKEL)              (Principal
                                       Executive Officer)

            Joe Grills*               Director
------------------------------------
            (JOE GRILLS)

           Walter Mintz*              Director
------------------------------------
           (WALTER MINTZ)

         Melvin R. Seiden*            Director
------------------------------------
         (MELVIN R. SEIDEN)

      Robert S. Salomon, Jr.*         Director
------------------------------------
      (ROBERT S. SALOMON, JR.)

        Stephen B. Swensrud*          Director
------------------------------------
       (STEPHEN B. SWENSRUD)

         Gerald M. Richard*           Treasurer
------------------------------------   (Principal                   , 1997
        (GERALD M. RICHARD)            Financial and
                                       Accounting
                                       Officer)

*By      /s/ Arthur Zeikel
------------------------------------
     (ARTHUR ZEIKEL, PRESIDENT)
                                                                    , 1997

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER
 -------
   5(a)  --Form of Sub-Advisory Agreement between Fund Asset Management,
          L.P. and Merrill Lynch Asset Management U.K. Limited*............
  11     --Consent of Deloitte & Touche llp, independent auditors of the
          Registrant*......................................................
  27(a)  --Financial Data Schedule--Class A shares*........................
    (b)  --Financial Data Schedule--Class B Shares*........................
    (c)  --Financial Data Schedule--Class C Shares*........................
    (d)  --Financial Data Schedule--Class D Shares*........................

--------
*  Filed herewith.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                             LOCATION OF GRAPHIC
   GRAPHIC OR IMAGE                                 OR IMAGE IN TEXT
----------------------                             -------------------
Compass plate, circular                       Back cover of Prospectus and
graph paper and Merrill Lynch                  back cover of Statement of
logo including stylized market                   Additional Information
bull